                                                                    EXHIBIT 10.5

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                                           1. CONTRACT NO.
                                              N62474-88-R-5086
      ARCHITECT-ENGINEER CONTRACT          -------------------------------------
                                           2. DATE OF CONTRACT

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3A. NAME OF ARCHITECT-ENGINEER             3B. TELEPHONE NO. (Include Area Code)
    PRC ENVIRONMENTAL MANAGEMENT, INC.         (415) 543-4880
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3C. ADDRESS OF ARCHITECT-ENGINEER (Include ZIP Code)
    120 Howard Street, Suite 700
    San Francisco, California 94105
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4.  DEPARTMENT OR AGENCY AND ADDRESS (INCLUDE ZIP CODE)
    Western Division (Code 024)
    Naval Facilities Engineering Command
    P. O. Box 727
    San Bruno, California 94066-0720           Telephone No. (415) 742-7820
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5. PROJECT TITLE AND LOCATION

   Comprehensive Long-Term Environmental Action Navy (CLEAN), Central Area
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6. CONTRACT FOR (General description of services to be provided)

   The purpose of this contract is to obtain program management and technical environmental services in support of the Nav's Environmental Engineering Program at Activities under the cognizance of Western Division, Naval Facilities Engineering Command. The principal geographical area this contract will encompass is Northern California and Nevada. However, the Contractor may be required to perform work in any of the programs outlined at the Naval activity in the nine states covered by Western Division, Naval Facilities Engineering Command. The contractor may also, on occassion, be tasked to provide the services described herein to other Department of Defense or other Federal agency activities.

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7. CONTRACT AMOUNT (Express in words and figures)

   NOT TO EXCEED One hundred thirty million (BASE PERIOD PLUS 9 OPTION PERIODS)
      *
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8. NEGOTIATION AUTHORITY

   U.S.C.  2304(c)(1)                          X
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9. ADMINISTRATIVE, APPROPRIATION, AND          Payments will be made by:
   ACCOUNTING DATA                             -------------------------
                                               Disbursing Officer, Code 244
   AA  1791804.K7Q6 000 62474 3 062474         Naval Construction Battalion
                                                Center
   2D  0000P3 62474CL0199C -   *               Port Hueneme, CA 93043
                                               Submit invoices to:
                                               -------------------
                                               DCAA East Bay Branch
                                               #8 Union Square Blvd.
                                               Union City, CA 94587-3524

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

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10. The United States of America (called the Government) represented by the
    Contracting Officer executing this contract, and the Architect-Engineer agree to perform this contract in strict accordance with the clauses and the documents identified as follows, all of which are made a part of this contract:

                               TABLE OF CONTENTS

  PART I    - Schedule of Services
  PART II   - Description/Specifications
  PART III  - Packaging and Marking
  PART IV   - Inspection and Acceptance
  PART V    - Deliveries or Performance
  PART VI   - Contract Administration Data
  PART VII  - Special Contract Requirements
  PART VIII - Contract Clauses
  PART IX   - List of Attachments

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If the parties to this contract are comprised of more than one legal entity, each entity shall be jointly and severally liable under this contract. The parties hereto have executed this contract as of the date recorded in Item 2.
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            SIGNATURES                        NAMES AND TITLES (Typed)
--------------------------------------------------------------------------------
      11. ARCHITECT-ENGINEER OR OTHER PROFESSIONAL SERVICES CONTRACTOR
--------------------------------------------------------------------------------

A  /s/ Robert J. Van Osten              ROBERT J. VAN OSTEN, VICE PRESIDENT,
                                        CHIEF FINANCIAL OFFICER

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B

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C

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D

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                       12. THE UNITED STATES OF AMERICA
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                                        ROBERT M. GRIFFIN JR., DIRECTOR,
                                        ENVIRONMENTAL CONTRACTS DIVISION
/s/ Robert M. Griffin Jr.               Contracting Officer
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

                                                                N62474-88-D-5086
                                                                Part I
                                                                Page 1 of 4


                                    PART I

                             SCHEDULE OF SERVICES
                             --------------------

1. The fo11owing items shall be furnished to the Government in accordance with
Part II, Description/Specifications. The estimated costs are for the base contract period.

                                                                   Budget                      Est.         Estimated Cost
Item                            Description                        Rate                        Hours           Estimated
----                            -----------                        ------                      ----         --------------
0001                        Program Management Office                                                             *
                            (Negotiated Rates and Costs
                             are estimated.  Reimbursement
                             will be based on actual
                             rates and hours subject to
                             this PMO Contract Line Item
                             Ceiling Price.

0001AA                      Recurring Costs                                                                       *

                            Program Manager                          *                           *                *
                            Financial Mgr/Project
                              Controls Mgr                           *                           *                *
                            Contracts Admin Manager                  *                           *                *
                            Quality Assurance Manager                *                           *                *
                            Health & Safety Manager                  *                           *                *
                            Accounting                               *                           *                *
                            Subcontract Admin                        *                           *                *
                            Accounting Clerks                        *                           *                *
                            Trng Coord/Tech Trng                     *                           *                *
                            Secretary                                *                           *                *
                            Clerical                                 *                           *                *
                            Fringe Benefits                          *                                            *
                            Overhead                                 *                                            *
                            Other Direct Costs:
                            Reproduction                                                                          *
                            Computer                                                                              *
                            Telephone/Communications                                                              *
                            Postage/Freight                                                                       *
                            Supplies                                                                              *
                            H&S Training                                                                          *
                            G&A                                      *                                            *


* CONFIDENTIAL

                                                                N62474-88-D-5086
                                                                Part I
                                                                Page 2 of 4


                                                                   Budget                      Est.         Estimated Cost
Item                            Description                        Rate                        Hours           Estimated
----                            -----------                        ------                      ----         --------------
0001AB                      Non-Recurring Costs                                                                    *
                            Contract Management Plan                                                               *
                            QC Management Plan                                                                     *
                            Safety Plan                                                                            *
                            Fringe Benefits                          *                                             *
                            Overhead                                 *                                             *
                            G&A                                      *                                             *

0001AC                      Maximum Award Fee Pool *                                                               *


0001AD                      Travel                                                                                 *

0002                        Total Estimated CTO Costs                                                              *

0002AA                      Maximum CTO Award Fee Pool *                                                           *
                                                                                                           --------------

                            TOTAL (Base Period)                                                                    *

*Funding obligated upon award of the base contract period.

All negotiated forward pricing rate agreements for applicable direct and indirect rates, as well as award fee, will be applied proportionately to individual CTOs for estimating purposes.

2.  ESTIMATED COST AND AWARD FEE

        a.  Base Year

            The estimated cost of this contract for the base year is
            *  exclusive of the maximum award fee of *
            Total estimated cost and award fee is * .

        b.  Option Year One

            If the first option year is exercised, the estimated cost is
            * exclusive of the maximum award fee of * .
            Total estimated cost and award fee for Option Year One is
            * .



* CONFIDENTIAL

                                                                N62474-88-D-5086
                                                                Part I
                                                                Page 3 of 4


        c.  Option Year Two

            If the second option year is exercised, the estimated cost is *, exclusive of the maximum award fee of *. The total estimated cost, base fee and award fee for Option Year Two is *.

        d.  Option Year Three

            If the third option year is exercised, the estimated cost is *, exclusive of the maximum award fee of *. Total estimated cost and award fee for Option Year Three is *.

        e.  Option Year Four

            If the fourth option year is exercised, the estimated cost is *, exclusive of the maximum award fee of *. Total estimated cost and award fee for Option Year Four is *.

        f.  Option Year Five

            If the fifth option year is exercised, the estimated cost is *, exclusive of the maximum award fee of *. Total estimated cost and award fee for Option Year Five is *.

        g.  Option Year Six

            If the sixth option year is exercised, the estimated cost is *, exclusive of the maximum award fee of *. The total estimated cost and award fee for Option Year Six is *.

        h.  Option Year Seven

            If the seventh option year is exercised, the estimated cost is *, exclusive of the maximum award fee of *. Total estimated cost and award fee for Option Year Seven is *.


* CONFIDENTIAL

                                                                N62474-88-D-5086
                                                                Part I
                                                                Page 4 of 4


        i.  Option Year Eight

            If the eighth option year is exercised, the estimated cost is *, exclusive of the maximum award fee of *. Total estimated cost and award fee for Option Year Eight is *.

        j.  Option Year Nine

            If the ninth option year is exercised, the estimated cost is *, exclusive of the base fee of the maximum award fee of *. Total estimated cost and award fee for Option Year Nine is *.


* CONFIDENTIAL

                                                                N62474-88-D-5086
                                                                Part II
                                                                Page 1 of 19


                                    PART II

                          DESCRIPTION/SPECIFICATIONS
                          --------------------------

1. The Contractor shall, in conformance with the terms and conditions hereinafter set forth, provide all of the necessary management, personnel, services, material, equipment, and facilities (except as otherwise specified) to perform the work identified in the following Statement of Work.

2.  PURPOSE.  The purpose of this contract is to obtain program management and
    -------
technical environmental services in support of the Navy's Environmental Engineering Program at activities under the cognizance of Western Division, Naval Facilities Engineering Command. The principal geographical area this contract will encompass is Northern California and Nevada.

However, the Contractor may be required to perform work in any of the programs outlined herein at any Naval activity in the nine states covered by Western Division, Naval Facilities Engineering Command. It should be noted that although the contracts encompass a nine state area, the majority of the Naval activities and most of the requirements of these contracts will be in more localized areas. For the Northwest area contract, most of the assignments will be at activities in the Northern California.

The contractor may also, on occasion, be tasked to provide the services described herein to other Department of Defense or other Federal agency activities. These projects will be assigned on an exception basis, and will be used, for example, to take advantage of the contractor's specialized expertise to address unique technical problems, and where necessary, undertake expedited response action.

                                                               N62474-88-D-5086
                                                               Part II
                                                               Page 2 of 19


3.  MAJOR FUNCTIONS.
    ----------------

    a. The work to be performed under this contract is divided into the following functions:

       (1)  Program Management
       (2)  Technical Services
       (3)  Technical Services Support
       (4)  Construction Subcontracting

    b. The work to be performed under this contract is of two types: a portion which constitutes the base contract and covers all work described in paragraph 4., Program Management, and the remainder which is authorized by Contract Task Orders (CTOs) (i.e., paragraphs 5.; Technical Services, 6.; Technical Services Support Subcontracting, and 7.; Construction Subcontracting). All work accomplished by CTOs shall be authorized, performed, and reported according to each issued Contract Task Order.

    c. The Contractor shall be responsible for the acquisition of all necessary services, supplies, etc. for the accomplishment of the Scope of Work
(SOW), ensuring adherence to Government regulations and providing appropriate reporting and tracking information.

4.  PROGRAM MANAGEMENT.
    -------------------

    a. The contractor shall provide overall contract management to plan, monitor, and control all CTOs issued under this contract, and to assure that CTOs are completed in a timely, cost-effective, and highly competent manner.

    b. The Program Management shall be performed on a completion basis, meaning that all functions necessary to perform Program Management activities under this contract shall be provided on an ongoing basis for the duration of the contract. Program Management is deemed to constitute those technical, management, administrative, clerical, and secretarial activities to be performed by the Program Management Office (PMO) and those support functions to be performed by the corporate office which are allocable to the PMO. Attachment F to this contract provides the Program Management Office Functions Chargeable to Contract Task Orders.

                                                                N62474-88-D-5086
                                                                Part II
                                                                Page 3 of 19

    c. Because of the number, complexity, and diversity of the projects that may be implemented under this contract, successful execution will require dedication of personnel principally responsible for planning, coordinating, monitoring, and controlling large, long-term and technically complex projects. The Contractor shall be responsible for the acquisition of specialized skills and experience as required for the performance of CTOs and for any management or administrative support required to accomplish the tasks. The Contractor is responsible for providing all administrative and personnel functions required to support this effort. Program management activities shall include but not be limited to the following:

    (i) Coordinating of work assignments between Navy and contractor project officers as designated per CTO.

    (2) Identifying project needs in terms of manpower and subcontractors' resources.

    (3) Monitoring and controlling projects in terms of quality, schedules, and costs.

    (4) Preparing financial and technical reports on both individual projects and on overall programs.

    (5)  Subcontracting Services.

5.  TECHNICAL SERVICES.
    -------------------

    a. The Contractor shall provide the necessary technical services required to accomplish the work effort identified in all CTOs.

    b. Technical Services include personnel such as engineers, scientists, draftsmen, technicians, statisticians, and other support personnel as required.

    c.  Programs to be supported by technical services are listed in paragraphs
5.1. through 5.4.

5.1.  INSTALLATION RESTORATION (IR) PROGRAM.

    a. The major emphasis of this contract is to provide technical assistance in the IR program. The IR program is designed to address uncontrolled hazardous waste sites at Navy activities, with the ultimate goal of site cleanup. The Superfund Amendments and Reauthorization Act (SARA) of 1986 requires Naval activities to comply with the National Contingency Plan and all U.S. Environmental Protection Agency (EPA) guidelines, rules, regulations, and criteria.

                                                                N62474-88-D-5086
                                                                Part II
                                                                Page 4 of 19


    b. The Contractor shall furnish environmental engineering services, field services, and laboratory testing and related services to perform Preliminary Assessment/Site Inspection (PA/SI), Remedial Investigation/Feasibility Study (RI/FS), Remedial Design (RD), and Remedial Action (RA) at specified Naval activities. All work shall be performed in a manner consistent with: the Comprehensive Environmental Response and Liability Act of 1980 (CERCLA), as amended; the National Oil and Hazardous Substances Pollution Contingency Plan
(NCP), Title 40, Code of Federal Regulations (CFR), Part 300, as amended; and other appropriate federal, state and local guidelines, rules, regulations, and criteria.

5.1.1. APPLICABLE LAWS AND REGULATIONS. A comprehensive description of the major applicable laws and regulations that will relate to the scope and goals of activities to be performed as part of this effort are provided below. The regulatory elements described are not all inclusive and other applicable laws and regulations may impact work performed under this contract.

    a. CERCLA. CERCLA as amended by SARA requires all federal entities to comply with CERCLA and NCP in the same manner and to the same extent, both procedurally and substantively, as any non-governmental entity in response to releases of hazardous substances. All work performed as part of this scope of work must be consistent with these requirements and applicable or relevant and appropriate guidelines, rules, regulations, and criteria. Specific requirements which may affect the approach and effort for performance include, but are not limited to: (1) coordination of work plan review with the EPA and relevant State and local agencies; (2) implementation of community relations activities; and
(3) review of all data by the EPA and relevant State and local agencies relating to any cleanup activity, as the data becomes available.

    b. NCP. The National Oil and Hazardous Substances Pollution Contingency Plan (NCP), Part 300, Chapter 40, Code of Federal Regulations provides the regulatory framework for implementing the response activities established under CERCLA at sites where hazardous substances have been released to the environment. The NCP defines a five step response process: (1) site discovery or notification; (2) preliminary assessment and site inspection (PA/SI); (3) establishment of priorities for remedial action; (4) implementation of remedial investigations/feasibility studies (RI/FSs); and (5) remedial action design and construction. The NCP provides the regulatory model under which the activities described in this scope of work are to be performed.

                                                                N62474-88-D-5086
                                                                Part II
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    c.  State and Local Guidelines and Regulations and Criteria. CERCLA mandates that State laws concerning removal and remedial actions are applicable at Federal facilities. Therefore, work performed as part of this scope of work at Navy facilities must be consistent with applicable State laws.

5.1.2. Project Objectives. In accordance with the aforementioned laws and regulations, site inspections, Remedial Investigation/Feasibility Studies (RI/FS), remedial designs, and remedial actions are to be conducted or implemented at various locations. The objectives are to:

    a. Evaluate the lateral and vertical extent of contamination in air, soil, surface water, and ground water.

    b.  Evaluate the existing and potential migration pathways.

    c. Evaluate the existing or potential threat to human health and/or the environment.

    d. Identify and evaluate the appropriate remedial actions to address identified sites.

    e. Collect and evaluate the data needed to formulate and prepare a Remedial Action Plan (RAP) in accordance with state and federal regulations.

    f.  Design, construct, and implement appropriate remedial actions.

5.1.3. Regulatory Agency Coordination. Regulatory agency involvement in the RI/FS process and associated tasks is critical to the compliance with the NCP, CERCLA and other applicable laws and regulations. The nature and extent of regulatory involvement will depend upon the extent of public interest in the project, physical conditions encountered at the project location, negotiated agreements between the Navy and regulatory agency officials, and/or applicable compliance orders issued by relevant regulatory agency officials.

                                                                N62474-88-D-5086
                                                                Part II
                                                                Page 6 of 19


5.1.4.  Specific Requirements.

    a. Preliminary RI/FS Work. The Contractor shall conduct or verify the Preliminary Assessment (PA) and Site Inspection (SI). The preliminary assessment (PA) involves collection and review of all available information and includes tasks such as records review, site personnel interviews, and site reconnaissance. Results of the PA may require a Site Inspection (SI) to collect and analyze samples to determine the extent of alleged releases, to assess the need for removal actions, and to obtain data for ranking the hazards of a site. A PA/SI is necessary to provide a basis for defining the scope of the RI/FS relative to current site information. Conduct PA/SIs in accordance with appropriate local, state, and federal guidelines, rules, regulations, and criteria. In particular, the PA/SI should follow the EPA "Guidance on Preliminary Assessments and Site Investigations."

    b. PA/SI Verification. If a PA/SI has already been performed, review all background information used to prepare the PA/SI and all recent relevant information obtained since its completion, to determine if the findings and conclusions of the existing PA/SI are current. Tasks which may be required include, but are not limited to: (1) records review, (2) personnel interviews, and (3) site reconnaissance.

    c. Supplemental SI Work Plan. If assessment of the PA/SI identifies deficiencies in its findings and conclusions, prepare a work plan for accomplishing a supplemental SI to resolve data deficiencies and to establish an initial base from which to define the scope of the RI/FS and subsequent tasks. Accomplishment of the Supplemental SI work plan will be done in a manner consistent with applicable health and safety requirements and generally accepted practices for sample collection and analysis in order to maintain data quality control and quality assurance (QC/QA) consistent with the requirements of applicable guidelines, rules, regulations, and criteria.

    d. Supplemental SI Implementation. The results, conclusions, and recommendations obtained from this task will be presented in a supplemental SI report. Examples of the content of the supplemental SI report include, but are not limited to a summary of the SI scope and approach, site specific conditions encountered, data summary, assessment of the need for removal actions, hazard ranking of sites, and identification of sites which should be investigated within the RI/FS.

                                                                N62474-88-D-5086
                                                                Part II
                                                                Page 7 of 19


5.1.5. Remedial Investigation/Feasibility Study (RI/FS) Work Plan. An RI/FS Work Plan shall be prepared to address all the activities necessary to conduct a complete RI/FS at the sites where there is a release or threatened release of hazardous substances. The specific contents, structure, and format of the RI/FS Work Plan will be consistent with applicable guidelines, rules, regulations, and criteria as negotiated with appropriate regulatory agency officials. The following work plan elements are anticipated, but may be modified, supplemented, or deleted as project conditions demand:

    a. Health and Safety Plan (Site Safety Plan). A health and safety plan will be prepared describing specific personnel, procedures and equipment to be used during field activities at specific sites and locations in order to protect project personnel and the general public from exposure to hazardous substances. The plan should be prepared in accordance with 29 CFR 1910.120 (Hazardous Waste Operations and Emergency Response) and other applicable guidelines, rules, regulations, and criteria.

    b. Quality Assurance Project Plan (QAPP). A site specific QAPP will be prepared describing the procedures for collection, preservation chain of custody, and transport of samples; the calibration and maintenance of instruments; the processing, verification, storage, and reporting of data; and other relevant requirements in accordance with applicable guidelines, rules, regulations, and criteria. This will require generation and recording of adequate analytical information such as raw data, instrumentation printouts, instrument calibration standards, check data and other relevant information in order to provide complete data validation.

    c. Sampling Plan(s). An event-specific Sample Plan(s) will be prepared describing activities to completely characterize the extent of hazardous substance contamination in all relevant environmental media such as air, soil, water, and biota, on and off-site, due to operations and activities at the project location. The Sample Plan(s) will be prepared in accordance with applicable guidelines, rules, regulations, and criteria.

    d. Project Performance Plans. Project Performance Plans will be prepared describing how the RI/FS will be managed, how all technical data will be managed and stored, how previously gathered data will be validated for intended use, and schedules for the project as a whole and individual sub-tasks. These work plan documents shall be prepared in accordance with applicable guidelines, rules, regulations, and criteria.

                                                                N62474-88-D-5086
                                                                Part II
                                                                Page 8 of 19


    e. Community Relations Plan. A Community Relations Plan will be prepared which will describe how the community will be kept informed of project planning and field activities. Scoping of community concerns will be required in development of the community relations plan and will require activities such as, but not limited to, organization and implementation of community scoping meetings, interviews with community members, and preparation of press releases and community fact sheets. Implementation of the final Community Relations Plan after review and comment by the relevant regulatory agencies may be required. Periodic community meetings, preparation of press releases and community fact sheets, and maintenance of a community relations information office and/or depository are examples of possible requirements for the Community Relations Plan. Preparation and implementation of the Community Relations Plan will be in accordance with applicable guidelines, rules, regulations, and criteria.

5.1.6. Remedial Investigation (RI) Field Investigation. Work plan elements will be implemented upon completion of the review and comment process by regulatory agency officials and incorporation of applicable final revisions. Specific field investigation methods will be consistent with procedures defined in the final work plan elements (e.g., Sample Plan, QAPP, etc.), and applicable guidelines, rules, regulations, and criteria. Examples of potentially applicable field investigation methods are described in A Compendium of Superfund Field
                                             -------------------------------
Operations Methods (EPA/540-87/001a, OSWER directive 9355.0-14, September 1987).
------------------

    a. RI Field Investigations. Implement field activities in accordance with final work plan elements and appropriate field methods. To achieve RI/FS goals, primary investigations may be an iterative process requiring assessment and revision of sampling strategies in response to discoveries of new site specific conditions. Elements of the primary RI Field Investigations will include, but not be limited to:

        (1) Installation of wells and sample borings.

        (2) Sampling of soil, water (surface and ground water), sediments, air, and biota.

        (3) Assessment and revision of sampling strategies.

    b. Chemical Analysis. Chemical analysis of the samples taken during the field investigations must be performed by a certified laboratory. All data generated must be in accordance with the requirements of the QAPP.

                                                                N62474-88-D-5086
                                                                Part II
                                                                Page 9 of 19


    c. Data Evaluation. Data verified as being acceptably accurate and precise shall be analyzed and evaluated to determine if RI goals and objectives have been completely achieved. Examples of data evaluation tasks include, but are not limited to:

        (1)  Data validation.

        (2)  Data reduction and tabulation.

        (3) Environmental fate and transport modeling/evaluation.

5.1.7.  Remedial Investigation (RI) Report.

    a. A report will be prepared when sufficient information is obtained from the RI field investigations to completely support the goals and objectives of the RI (e.g., identifying site characteristics, sources of contaminants, nature and extent of contamination, migration pathways and contaminant fate, receptor populations and risk assessment).

    b. A baseline risk assessment may be performed to evaluate the potential threat to human health and the environment in the absence of any remedial action. The risk assessment will be consistent with approved work plan elements, applicable regulatory requirements, and RI data.

    c. A separate report(s) shall be prepared presenting the findings of the risk assessments to provide complete information to be utilized for screening and assessing feasible remedial alternatives.

5.1.8. Feasibility Study. In this step, the site-specific alternatives will be developed and screened by the contractor to eliminate those elements that are clearly infeasible or inappropriate, prior to undertaking detailed evaluation of the remedial alternatives. The initial screening of site-specific alternatives may occur in conjunction with the RI step. The evaluation shall include technical, environmental, public health, institutional, cost and cost-effectiveness analyses. The final report shall contain all the information needed to select a logical course of remedial action. A list of remedial alternatives will be developed including:

    a.  Alternatives for on-site treatment or disposal.

    b.  Alternatives for off-site treatment or disposal.

                                                                N62474-88-D-5086
                                                                Part II
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    c.  Alternatives which attain applicable and/or relevant public health or
                           ------
environmental standards.

    d.  Alternatives which exceed applicable and/or relevant public health or
                           ------
environmental standards.

    e. Alternatives which may not attain but closely approach applicable and/or relevant public health or environmental standards but will reduce the likelihood of present or future threat from contaminants.

5.1.9. Remedial Design. This step will furnish required permits and detailed plans and specifications needed to implement the remedial action selected as a result of the RI/FS phases of the work.

    a. Preliminary Design 35%. This task incorporates all work efforts related to the preparation of preliminary plans, specifications, cost estimates, detailed design criteria (Basis of Design Report), unit process and equipment alternatives evaluations, preliminary process and equipment selections, identification of long-lead equipment procurement items, geotechnical investigations, identification of additional permits, approvals, and site access agreements. All preliminary project documentation will be prepared in accordance with written instructions provided in the CTO. Also included as a deliverable during the preliminary design phase is the preparation of a cost estimate.

    b. Equipment/Services Procurement. This task includes all efforts necessary to produce/initiate/procure long-lead equipment and/or services identified during the preliminary design phase. Efforts may include preparation of necessary plans and specifications, advertisement, evaluation of bids, pre-bid conference, etc.

    c. Intermediate Design 50%. This task includes all effort necessary to prepare plans and specifications to a level of approximately 50% completion. Also part of this task is the incorporation of review comments, the preparation of plan profile sheets, lists of key submittals, implementation of Value Engineering Analysis, preparation of preliminary plans of operation, and preparation of an intermediate (budget level) cost estimate (i.e., plus 30 to minus 15 percent).

    d. 100 Percent Design. This task includes all prefinal design effort necessary to finalize plans and specifications to a level of 100% completion. Included are design revisions resulting from incorporation of review comments and the development of a Definitive Estimate of Construction Cost (i.e., plus 15 to minus 5 percent). Work is submitted for final review at the 100% completion and will be subject to a Value Engineering Analysis prior to any Final submittal.

                                                                N62474-88-D-5086
                                                                Part II
                                                                Page 11 of 19


    e. Final Design. This task includes the final submittal of plans, specifications, and cost estimates incorporating the comments from the 100 percent design submittal as well as those from the Value Engineering Analysis. The Contractor will provide final completion of camera-ready documents as a complete bid package suitable for open bidding and award after the final review.

5.1.10. Remedial Implementation. Implementing the design remedy involves procuring a construction contract, and/or managing the construction effort, and/or providing technical engineering services during the remedial action. The Contractor may be asked to provide any or all of these services depending on the specific organizational arrangement for the project as described in paragraph 7.1, Specific Requirements, hereinafter. In addition, the Contractor may be required to perform construction inspection services and/or Quality Assurance/Quality Control (QA/QC) during the course of construction.

5.2.  UNDERGROUND STORAGE TANK PROGRAM (UST).

    a. The intent of the Underground Storage Tank (UST) Program is to establish a continuing program for addressing and preventing contamination from, and improper storage of, hazardous substances or petroleum products stored underground. The program will determine and implement a course of action to follow on each underground tank studied in order to bring all tanks into compliance with current local, state and federal laws and regulations. It will determine whether or not releases of hazardous substances or petroleum products previously stored in the underground tanks have contaminated the environment at these various locations. Subsequent contamination abatement action will be conducted depending upon the study findings and the recommendations of the local, state or federal regulatory agencies.

    b. The Underground Storage Tank Program implements ongoing Navy policy to comply with applicable Federal, state and local environmental laws and regulations. Section 6991a-i of the Resource Conservation and Recovery Act, 42 U.S.C. 6991a-i (RCRA) comprises newly enacted federal legislation to control and monitor all operational underground tanks and to close all nonoperational storage tanks. These regulations also require Naval activities to comply with all state and local regulations regarding underground tanks.

    c. The Contractor shall furnish environmental engineering services, field services, laboratory testing and related services, and any incidental construction work that may be required in accordance with the provisions of this contract to perform any of the services described under the Specific Requirements indicated below.

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5.2.1.  Specific Requirements.  The Navy's program consists of three distinct subprograms - one for operational tanks, one for abandoned tanks, and one for leaking tanks. The following outline generally describes the tasks involved in the overall study:

    a.  Operational Tank Program

        (1) Preparing applications to obtain operating permits for active tanks.

        (2) Performing on-site investigations including physical precision testing.

        (3) Confirming or refuting the existence of leakage.

        (4) Evaluating economically feasible monitoring alternatives to effect compliance with applicable environmental standards where required; recommending a permanent monitoring plan.

        (5) Installing monitoring systems based on approval of above recommendations and preparing standard operating procedures.

    b.  Abandoned Tank Program

        (1) Locating tanks which are not on property record cards and those for which the exact location is in question.

        (2) Developing a plan for removal of current contents of tank; inspecting underground storage tank for indication of leakage; verifying the presence or absence of contamination; coordinating with local regulatory agencies.

        (3) Developing a closure plan for non-leaking, abandoned tanks.

    c.  Leaking Tank Program

        (1) For tanks determined to be leaking by actions completed in sub-programs 5.2.1.a. and b. above or otherwise, characterizing the extent and rate of migration of contaminants using hydrogeological, geophysical, and chemical analysis procedures; screening alternatives to achieve compliance at the least cost and risk to human health and environment.

        (2)  Additional tasks may include:

             (a) Preparing a detailed analysis of likely alternatives, reliability, implementability, public health and environmental impact and corresponding cost.

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            (b) Conducting pilot studies to evaluate alternative remedial technologies.

        (3) Monitoring the site and the implementation of remedial action to insure compliance with plans and specifications and applicable regulations.

5.2.2. Type of Services. All services provided will be performed in accordance with applicable federal, state and local regulations. Specific services include, but are not limited to:

    a.  Records Searches
    b.  Site Visits
    c.  Hydrogeological Studies
    d.  Geophysical Studies
    e.  Engineering Investigations and Analyses
    f.  Microbiological Studies
    g.  Pilot Studies
    h.  Engineering Designs
    i.  Installation of Groundwater Monitoring Wells
    j.  Installation of vadose zone monitoring systems
    k.  Performance of tank and associated piping leak testing
    1.  Preparation of permit applications

5.3.  ASBESTOS ABATEMENT PROGRAM

    a. The intent of the Asbestos Abatement Program is to identify areas of Asbestos Containing Materials (ACM), to assess the potential health impacts of the ACM areas, and to make recommendations and implement appropriate abatement actions.

    b. The contractor shall furnish the appropriate personnel, services, material, and equipment to perform any or all of the various elements of the program at specified activities. This includes, but is not limited to, providing technical services, field services, laboratory testing and related services.

5.3.1. Specific Requirements. The Navy's program consists of three distinct phases:

    a. Asbestos Inventory. The contractor will be responsible for locating, verifying, and recording all friable asbestos materials at specified activities. The contractor will also prepare a priority list for each activity for subsequent assessment and abatement actions.
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    b.  Asbestos Assessment.  The contractor will be responsible for assessing each identified area of asbestos containing material at specified activities. The contractor will assess the likelihood of fiber release by evaluating current condition and the potential for future disturbance, damage, or erosion. The intent of the assessment will be to determine the need for further action, to prioritize the abatement actions at each activity, and to make recommendations as to the most appropriate abatement action.

    c. Asbestos Abatement. The contractor will be responsible for preparing plans and specifications for the remedial action, such as removal, encapsulation, or enclosure. The plans and specifications shall be prepared in accordance with Navy requirements provided with the CTO and shall comply with all appropriate federal, state and local regulations regarding asbestos abatement. The contractor may be requested to award the abatement contract under the Construction Subcontracting portion (Paragraph 7.) of the Scope of Work. The contractor may also provide oversight of the abatement contractor, whether awarded as a sub-contractor under this contract, or awarded by the Navy, to assure compliance with the abatement specifications and health and safety requirements.

5.3.2.  Type of Services

    a. All services provided will be performed in accordance with applicable federal, state, and local regulations. Specific services include, but are not limited to:

        (1)  Record searches
        (2)  Site visits
        (3)  Building inspections
        (4)  Sampling and analysis of materials
        (5)  Air sampling
        (6)  Engineering designs and cost estimates
        (7)  Oversight of abatement contractors
        (8)  Preparation of removal and disposal permits or notifications

    b. Inventories and Assessments under the program shall be performed under the direction of certified industrial hygienists. Engineering designs and specifications shall be signed by registered engineers.

5.4. OTHER TECHNICAL ASSISTANCE. Naval activities are required to comply with applicable federal, state and local environmental regulations. In addition to the technical support identified in the other programs (IR, UST, and Asbestos Abatement), the contractor may be assigned work at specific activities in other environmental areas. The contractor shall furnish the personnel, services, material and equipment required to perform work assignments in any of the areas described under specific requirements.
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5.4.1.  Specific Requirements.  The contractor may be assigned work at specified activities in other environmental areas. These areas include, but are not limited to the following areas:

    a. Drinking Water Program. The Safe Drinking Water Act requires Navy activities that own and operate public/community domestic water supply systems consisting of a raw water source(s), water treatment plant, storage tank(s) distribution systems and appurtenances, to comply with applicable federal, state, or local requirements, whether substantive or administrative.

    b. Spill Prevention, Control and Countermeasures (SPCC) Plan. Most Navy shore activities with non-transportation-related oil storage facilities are required to have an SPCC plan. Federal law (40 CFR 112) requires that the SPCC plans be reviewed at least once every three years, or whenever there is a change in facility design, construction, operation, or maintenance which materially affects the potential for discharge of oil into or upon navigable water of the U.S. or adjoining shorelines. The SPCC plan outlines the steps to be taken if an actual spill occurs. The intention is to be prepared to immediately take response actions to minimize pollution damage.

    c. Hazardous Waste (HW) Minimization Program. The objective of the Navy HW Minimization Program is to reduce or eliminate the hazardous wastes generated from various Navy industrial operations. The 1984 Resource Conservation and Recovery Act (RCRA) Amendments require minimization of hazardous waste at the point of generation. Under the program, the Navy has been conducting various hazardous waste minimization studies and technology assessments in the areas of process modification, material substitution, and used solvent recycling.

    d. Resource Conservation and Recovery Act (RCRA). Navy regulations require all activities which generate HW to have a current HW Management Plan in addition to complying with all federal and state regulations for HW generation, storage, treatment and disposal. The regulations cover HW definitions, labeling, record keeping, containers, transportation, storage and disposal. Various permits/licenses are required to operate or close HW facilities.

    e. Industrial Waste Treatment/Pretreatment Program. The Navy requires that industrial wastewater discharges shall meet all applicable federal, state and local requirements. The Industrial Waste Treatment Plant (IWTP) discharges and other industrial processes discharges to "navigable" water shall comply with the EPA Best Practicable Control Technology (BPCT) currently available, the Best Available Technology (BAT) economically achievable, and any other effluent limitations prescribed by discharge permit. The industrial wastewater discharges to an IWTP or Publicly Owned Treatment Works (POTW) shall meet all applicable general and categorical pretreatment standards.

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    f.  PCB Program.  The Navy follows federal regulations for PCB transformers including labeling, inspections, records, fire safety, and use restrictions. It is the Navy's policy to eliminate PCB transformers as soon as possible. A risk assessment may be required of all PCB transformers to prioritize their elimination.

    g. Wastewater Program. The National Pollution Discharge Elimination System (NPDES) is a federal wastewater program directed at surface water discharges. The program is being expanded to include non-point storm water runoff. Naval activity discharges comply with applicable discharge permit conditions established by appropriate federal, state, or local agencies.

    h. Air Pollution Program. The Navy air pollution program is designed to assure that activities fulfill their obligation to control air emissions. Navy activities accomplish this in part by maintaining air permits with the regulatory agencies. New sources may require emission offsets to keep overall air pollution levels low. Emissions from shutdown sources may be deposited in an air pollution emission bank, for use in offsetting new source emissions.

         The contractor may be required to conduct air pollution audits, modeling studies, air pollutant risk assessments, and air contaminant inventories; and prepare new source permit applications.

6.   TECHNICAL SERVICES SUPPORT SUBCONTRACTING
     -----------------------------------------

    a. The Contractor shall provide the necessary "Technical Services Support" subcontracting as required by each individual CTO. The term "technical services support" refers primarily to field support and laboratory analytical services that are neither professional engineering nor construction services. "Technical Services Support" subcontracting are services not provided through either the Program Management Staff, Technical Services staff or the Construction Subcontractor. "Technical Services Support" may include such items as drilling, physical and chemical laboratory analysis, surveying, mapping, disposal of contractor-generated hazardous waste, etc.

    b. The Contractor may be authorized by the Contracting Officer to provide the technical services support required on individual CTOs from in-house resources. The Contractor shall provide the necessary information to the Contracting Officer to demonstrate that the contractor's in-house resources:

                                                                N62474-88-D-5086
                                                                Part II
                                                                Page 17 of 19


        (1) are capable of satisfying the requirements of the work assignment, including proper lab certification, capacity to perform, availability and health and safety requirements, and

        (2) can be provided at a cost favorable to the Government.

7.  CONSTRUCTION SUBCONTRACTING (Remedial Action/Abatement).  The ultimate goal
    ---------------------------
of the Installation Restoration, Underground Storage Tank and Asbestos Abatement programs included in this contract is site restoration. In most cases, the various studies performed under this contract will lead to award of "construction" contracts for the purposes of removal actions, remedial actions, or abatement actions. "Construction" contracts are defined as contracts awarded to actually alter the site conditions via cleanup actions. These actions may include soil removal and disposal; construction of fences, dikes or waste impoundments; removal of abandoned tanks; removal, encapsulation or enclosure of asbestos containing areas or implementing a long-term remedial action as a result of the Remedial Investigation/Feasibility Study. The Navy may require the contractor to perform the tasks necessary to procure and award these subcontracts for various assigned projects. This activity, if required, may be authorized at different stages of the individual project and may be for individual sites under a specific project. The contractor that develops the remedial design for a specific site will not be permitted to also construct or implement that designed remedy. This restriction includes divisions, subsidiaries, affiliates and other organizational entities held under common ownership. The construction of the remedy must be conducted by firms procured through a competitive award of subcontracts consistent with Federal Acquisition Regulations (FAR).

7.1.  Specific Requirements

    a. Implementing the removal, abatement, or remedial action may involve procuring a construction contractor, managing the construction effort, and providing technical engineering services during the remedial action. The Contractor may be asked to provide any or all of these services depending on the specific organizational arrangement for the project. There are two possible arrangements:

        (1)  The Navy will issue a separate contract for remedial
             implementation. The Contractor may be required to provide acquisition assistance to the Navy and subsequently shall provide construction management support and technical engineering services. The following items are typical activities included (but not limited to) under this task:
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    (a)  Tabulate and evaluate bids

    (b)  Make recommendations for award

    (c)  Assist in resolution of bid protests

    (d)  Provide community relations support

    (e) Provide resident inspection and engineering services to ensure overall quality of the remedial implementation

    (f)  Prepare daily logs/reports/photo history

    (g)  Prepare or approve shop/record drawings

    (h)  Interpret, clarify, and modify design plans and specifications

    (i)  Monitor and control progress

    (j)  Monitors adherence to health and safety plan requirements

    (k) Review and evaluate change orders and claims and make recommendations for Navy approval

    (1)  Conduct final inspection and system start-up testing

    (m)  Ensure preparation of as-built drawings

(2) The Contractor will issue a subcontract(s) for remedial implementation in accordance with Federal Acquisition Regulations (FAR). The Contractor also will manage the construction effort and provide technical engineering services. In this arrangement, the Contractor shall furnish the personnel, services, materials, and equipment required to manage remedial action activities. This includes selecting a subcontractor(s) and issuing a subcontract(s) to implement the action. The Contractor shall manage construction services and direct the implementation process to accomplish the objectives of the design.

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    b.  For remedies involving operating treatment systems (e.g., on-site incineration, air stripping, granular activated carbon), the contractor shall furnish the personnel, services, materials, and equipment required to operate and maintain such systems until the activity assumes operation and maintenance responsibilities. These services may include but are not limited to the following:

        (1)  Conduct operator training for treatment systems

        (2) Operate and maintain facilities to ensure functional operation and treatment effectiveness

        (3) Prepare and adjust Operations and Maintenance (O&M) Manual to reflect actual operating conditions/parameters

        (4)  Close-out construction contract

The contractor may issue subcontracts for facility operation activities.

7.2.  Remedial Response Action.

    a. Under construction subcontracting, the Contractor may also be required to award subcontracts for time-critical or non-time critical removal actions. This activity may involve construction of fences, surface waste removal, stabilization of surface impoundments, repair of leaking pipelines, or other similar actions. This activity may include but will not be limited to; development of engineering evaluation and cost analysis (EE/CA) documentation, technical support in preparation of Action Memoranda, preparation of removal action plans, specifications and cost estimates, issuance of subcontracts to implement removal actions, and oversight of removal action construction.

    b. The Contractor shall furnish the general management support and, through subcontracts awarded using competitive procedures on a site-by-site basis, the personnel, services, materials, and equipment required to undertake removal actions. This work, if required, may be undertaken at different stages of the remedial planning process.

                                                                N62474-88-D-5086
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                                                                Page 1 of 1


                                   PART III

                             PACKAGING AND MARKING
                             ---------------------


1. Preservation, packaging, and packing for shipment of all submittals and reports shall be in accordance with commercial practice and adequate for acceptance by common carrier and safe transportation at the most economical rates unless otherwise specified in each Contract Task Order.

2. The Contractor shall provide a cover page with all submittals and reports. This page shall be marked as follows:

        a. Complete name and address of agency receiving the submittal or report.

        b.  The complete contract number.

        c.  The complete Contract Task Order (CTO) number.

        d.  The title and location of the project.

        e. Typed name and signature of individual designated for certification by the CTO.

        f.  Complete name, address, and telephone number of Contractor.

        g.  Date of submittal or report.

        h.  Brief description or title of submittal or report being submitted.

                                                                N62474-88-D-5086
                                                                Part IV
                                                                Page 1 of 1


                                    PART IV

                           INSPECTION AND ACCEPTANCE
                           -------------------------


1. INSPECTION AND ACCEPTANCE. In addition to FAR Clause 52.246-5, incorporated by reference in Part VIII, the following applies:

        a. Inspection and acceptance of all submittals shall be accomplished by the Contracting Officer or his/her duly authorized representative.

        b. For the purpose of this clause, the Remedial Project Manager (RPM) designated in each individual Contract Task Order (CTO) is the only authorized representative of the Contracting Officer.

2. INSPECTION BY REGULATORY AGENCIES. All effort performed under this contract is subject to inspection by various agencies. The Contractor may be required to provide personnel to accompany the regulatory agency inspection or review teams. Contractor personnel shall be knowledgeable concerning the work being inspected. In addition, the Contractor may be required to participate in responding to the requestor for information or other findings by regulatory agencies.

3. TECHNICAL ADEQUACY. Approval by the RPM of drawings, designs, specifications, and other architectural-engineering work furnished hereunder shall not in any way relieve the Architect-Engineer of responsibility for the technical adequacy of the work.

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                                                                Part V
                                                                Page 1 of 1


                                    PART V

                           DELIVERIES OR PERFORMANCE
                           -------------------------


1. PERIOD OF PERFORMANCE

   The period of performance for this contract shall be for one calendar year from date of contract award, with nine one year options which the Government may exercise unilaterally. Notwithstanding this, specific performance periods shall be included in each CTO issued under this contract. In consequence thereof, no CTO shall be issued after the initial contract period and/or anniversary date of the final option exercised and no delivery required after two years beyond the date of the final CTO, without written notice from the Contracting Officer and acceptance by the Contractor.


2. PLACE OF PERFORMANCE

   The place of performance for the work required hereunder shall be specified in each individual CTO.


3. DELIVERY OF REPORTS

   The reports described in "Reports Description", Attachment A to this contract shall be due on a regular basis, as specified. All reports shall be addressed to the Contracting Officer at:

            Commander (Code 024)
            Western Division
            Naval Facilities Engineering Command
            900 Commodore Drive, P.O. Box 727
            San Bruno, CA  94066-0720

4. DELIVERY OF REPORTS FOR CTOs

   The time of deliveries shall be set forth in each individual CTO. Delivery shall be made to the address in paragraph 3 above unless otherwise specified in said CTO.

                                                                N62474-88-D-5086
                                                                Part VI
                                                                Page 1 of 1


                                    PART VI

                         CONTRACT ADMINISTRATION DATA
                         ----------------------------


1.   CONTRACT FUNDING

        a. For purposes of payment of cost, exclusive of fee, pursuant to the Limitation of Funds clause, the total amount allotted by the Government to this contract is * . The above allotment is for cost only and covers the following period of performance: Base Year.

        b. An additional amount of * is obligated under this contract for payment of award fee for the base year.

2.  INVOICING INSTRUCTIONS.

        a. Preparation of Invoices. Invoices must be prepared in accordance with the instructions entitled: "Guide for the Preparation of Contractor's Invoices for Reimbursement of Costs and Fees Under Cost-Plus-Award-Fee (CPAF) Type contracts." (See Attachment B)

        b. Submission of Invoices. Invoices shall be prepared and submitted in quadruplicate (an original and three copies), shall reference the contract number, and be identified by denoting the numerical sequence of the invoice. Invoices shall be submitted to:

            DCAA East Bay Branch
            #8 Union Square Blvd., Suite 104
            Union City, CA  94587-3524

3. DIRECTIVES. Specifications, directives and instructions which cannot be ordered pursuant to Clauses FAR 52.210-1 and 52.210-2 as referenced in Part VIII will be made available by the RPM or the Contracting Officer.

                                                                N62474-88-D-5086
                                                                Part VII
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                                   PART VII

                         SPECIAL CONTRACT REQUIREMENTS

1.   OPTION TO EXTEND THE TERM OF THE CONTRACT - SERVICES

    a. The Government may extend the term of this contract by written notice to the contractor within the time specified below for an additional period of twelve months, subject to re-negotiation of labor rates, re-occuring costs and fee prior to award of each extension year. The following Price Redetermination Clause shall be used for the above, provided, that the Government shall give the
                                    --------
Contractor a preliminary written notice of its intent to extend at least 60 days before the contract expires. The preliminary notice does not commit the Government to an extension.

    b. If the Government exercises this option, the extended contract shall be considered to include this option provision.

    c. The total duration of this contract, including the exercise of any options under this clause, shall not exceed 10 years.

2.  PRICE REDETERMINATION

    a. The negotiated costs for any contract period will be utilized for budgeting purposes only. Costs actually incurred shall be billed. Prior to the Government exercising the award of an option period, the direct and indirect costs will be renegotiated for budgeting purposes for that option period. A post audit will be conducted by the cognizant Defense Contract Audit Agency
(DCAA) for utilization in the renegotiation of the costs.

    b. Definitions. (i) "Costs" as used in this clause, means the Program Management Office recurring and non-recurring costs; travel and relocation costs; direct labor rates; estimated CTOs costs and award fees. Attachment G provides the budgeting labor rates for the base contract period.

    c. Price Redetermination Period. Performance of this contract is divided into successive periods. The first period shall extend from the date of the contract twelve (12) months, and the second and each succeeding period shall extend for the duration of any corresponding option period. The first day of the second and each succeeding period shall be the effective date of price redetermination for that period. For the purpose of this clause, the terms -- price redetermination period and contract period -- are synonymous.

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                          RATE ESCALATION LIMITATION

3. a. An adjustment to the award fee will be made whenever the increase in the composite labor rate exceeds the maximum rate increase allowed by the Joint Logistic's Command (JLC). The adjustment in the Award Fee Pool for the base contract and the CTO's will be adjusted in accordance with this clause.

   b. The base contract period labor rates will be used as a baseline for all adjustments. The most current contract period's actual labor hours will be used to establish composite labor rates.

   c. The following factors will be utilized in determining adjustments to the award fee.

Projected Composite Labor Rate (PCLR)  The PCLR is calculated by computing an
-------------------------------------
average hourly rate using the next years negotiated labor rates and the previous years actual labor hours.

Maximum Composite JLC Labor Rate (MCJLR)  The MCJLR is calculated by computing
----------------------------------------
an average hourly rate using the maximum labor rates allowed by the current JLC guidance and the previous years actual labor hours.

JLC Adjustment Factor (JAF)  The JAF is calculated by taking a percentage of the
---------------------------
PCLR compared to the MCJLR. The JAF is only calculated when the PCLR is greater than the MCJLR.

                      JAF (%) = ((PLCR-MCJLR)/MCJLR)X1OO

Award Fee Adjustment (AFA)  The AFA is calculated by multiplying the JAF by the
--------------------------
Award Fee for the Base Contract (PMO) and each CTO awarded in that contract year. The Award Fee shall be reduced by the amount of the AFA. This adjustment will be made prior to the award of the Base Contract (PMO) and each CTO. Award Fee available in any evaluation period will be in accordance with the "Award Fee Approach" clause.

     d. The previous years labor rates may be extrapolated from the data available at the time of negotiation.

     e. If the PCLR exceeds the MCJLR, the AFA will apply. The JAF will be calculated when the rates for the following year are negotiated. The AFA will be applied to the base contract (PMO) and to all CTO's.

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4.  Schedule of Option Periods
    Option Year One    1990 through 1991
    Option Year Two    1991 through 1992
    Option Year Three  1992 through 1993
    Option Year Four   1993 through 1994
    Option Year Five   1994 through 1995
    Option Year Six    1995 through 1996
    Option Year Seven  1997 through 1997
    Option Year Eight  1997 through 1998
    Option Year Nine   1998 through 1999

5.  CONTRACT TASK ORDERS (CTOs)

    a. Each project assigned under this contract shall be issued via Contract Task Order (DD 1155).

    b. Each CTO will include 1) a numerical designation; 2) the period of performance and schedule of deliverables; 3) the description of the work; and 4) sufficient funds to commence work immediately upon receipt of the CTO.

    c. The Contractor shall acknowledge receipt of each CTO by returning to the Contracting Officer a signed copy of the document within 10 calendar days after its receipt. The Contractor shall begin work immediately upon receipt of a CTO.

    d. As requested by the undefinitive CTO or by a request for proposal, the Contractor shall submit 3 copies of a work plan to the Contracting Officer. The work plan shall include a detailed technical and staffing plan and a detailed cost estimate.

    e. Within 30 calendar days (unless otherwise designated) after receipt of the work plan for an undefinitive CTO, the Contracting Officer will provide written approval or disapproval of the technical issues contained in the plan to the Contractor. The cost estimate will be utilized for negotiation purposes. The work plan submitted in response to a Request for Proposal will be utilized as the contractor's proposal for negotiations. Approval of the plan (as revised, if necessary) will be granted by the issuance of a CTO.
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    f.  For undefinitive CTOs, if the Contractor has not received approval on a work plan within 45 calendar days after its submission, the Contractor shall stop work on that work assignment. Also, if the Contracting Officer disapproves a work plan, the Contractor shall stop work until the problem causing the disapproval is resolved. In either case, the Contractor shall resume work only when the Contracting Officer finally approves the work plan.

    g. CTOs shall not allow for any change to the terms or conditions of this contract. Where any language in the CTO may suggest a change to the terms or conditions, the Contractor shall immediately notify the Contracting Officer.

    h. Any CTO issued during the effective period of this contract and not completed within that period shall be completed within the time specified in the CTO.

    i. Included as attachments to each CTO shall be a detailed scope of work stating the specific tasks required to be performed by the contractor at the activity; and applicable Navy furnished information, e.g., as-built drawings, utility plans, previous studies, sampling data, geotechnical studies, etc.

6.  LIMITATION OF FUNDS

    a. FAR Clause 52.232-22, as referenced in Part VIII, of this contract, wherever the word "schedule" appears in the clause, the designation "schedule and CTO's" shall be substituted. The Contractor shall notify the Contracting Officer in writing whenever it has reason to believe that the costs it expects to incur under this contract in the next 60 days, when added to all costs previously incurred, will exceed 75 percent of the total amount so far allotted to the contract by the Government. The notice shall state the estimated amount of additional funds required to continue performance for the period specified in the Schedule. This clause pertains to the Program Management Office estimated costs and CTO estimated costs.

                                                                N62474-88-D-5086
                                                                Part VII
                                                                Page 5 of 18


7.  AWARD FEE APPROACH

    a. The award fee (see Attachment C for the Award Fee Plan) will be applied against the negotiated aggregate estimated cost of all CTOs issued during a given evaulation period and not against the total negotiated estimated cost of the contract for the applicable year.

    b. For the purpose of calculating the negotiated aggregate estimated cost, referenced above, the cost of any CTO which is not completed within the evaluation period will be calculated as follows:

        The Government shall develop a percentage of physical completion determination in order to establish the corresponding percentage of the negotiated estimated cost for each incomplete CTO against which the award fee rating shall be applied. For any CTO which is not 100% complete within an evaluation period, no less than 25% of the available award fee will be retained until the completion of the CTO. Upon completion, all the remaining award fee for the CTO is eligible. The percentage of completion will be a Government determination not subject to the disputes clause.

8. SUBCONTRACTING PROGRAM FOR SMALL BUSINESS AND SMALL DISADVANTAGED BUSINESS CONCERNS

    The subcontracting plan submitted and approved by the Contracting Officer for this requirement is incorporated in Part X, Attachment E.

9. SUBCONTRACTING REPORTS--SMALL BUSINESS AND SMALL DISADVANTAGED BUSINESS CONCERNS

    a. The Contractor shall submit subcontracting reports on Standard Forms 294 and 295. The reports shall be submitted semi-annually and quarterly respectively in accordance with the General Instructions on the reverse side of the forms.

                                                                N62474-88-D-5086
                                                                Part VII
                                                                Page 6 of 18


    b. In addition to the distribution specified on the reverse side of the forms copies of these reports shall be delivered to:

Distribution Addressee

1 original of SF 294                 Contracting
                                     Officer

1 copy of SF 295                     Small Business Specialist
1 copy of both the                   Western Division
  SF 294 and SF 295                  Naval Facilities Engineering Command
                                     P.O. Box 727
                                     San Bruno, California 94066


10. SUBCONTRACT CONSENT

    a. The Contractor shall submit the information required by FAR 52.244-2, "Subcontracts" (JUL 1985), to the Contracting Officer. The Contracting Officer will provide written notice to the Contractor of his/her decision.

    b. Within 30 days of contract award, the contractor will submit data required by FAR 52.244-2, for the following subcontractors, upon whose use the contractor's selection as successful awardee had been contingent:

         James M. Montgomery, Consulting Engineers
         Versar, Inc.

    c. Consent in some instances may be granted contingent upon inclusion of performance bond requirements incorporated in the proposed subcontracts.

11. CONSULTANT SERVICES AND CONSENT

    The Contractor shall obtain the consent of the Contracting Officer prior to using any consultant on this contract. The Contractor shall determine whether any consultant that is used has in effect an agreement with another Federal agency for similar or like services and, if so, shall notify the Contracting Officer.

                                                                N62474-88-D-5086
                                                                Part VII
                                                                Page 7 of 18


12. SUBCONTRACTOR SELECTION PROCEDURES

    For the Installation Restoration Program the contractor shall select subcontractors for program management, construction management, architectural and engineering, surveying and mapping, and related services in accordance with Title IX of the Federal Property and Administrative Services Act of 1949.


13. LIMITATION ON FUTURE CONTRACTING

    The prime contractor as well as subcontractors, and/or consultants responsible for fact findings or other types of work which directly contributes to the formulation of recommendations as to the need for remedial action projects will be ineligible to compete for such remedial action projects under this or other resulting contracts.

14. FUTURE EXPERT CONSULTING SERVICES

    It is recognized that, subsequent to the performance period of this contract, the need may arise to provide expert testimony during hearings and/or court proceedings involving site specific activities or other matters, with regard to which personnel provided by the Contractor under this contract (including subcontractor personnel) would have gained expertise as a result of tasks performed under this contract. Therefore, the Contractor agrees to make available expert consulting services in support of such future proceedings, including litigation support and to enter into intent agreements as necessary with subcontractors to ensure the availability of subcontractor personnel provided under this contract to provide expert consulting services. Agreement to provide such services in the future serves as a notice of intent only. Such services are not purchased hereby and will be obtained through a separate contractual agreement.

    Should the Contractor, or any subcontractors of any tier, ever have to testify in court in any case related to this contract, all his/her work will be considered proprietary to the Government. In such a case, the Contractor and/or subcontractor of any tier shall not release any information to adverse parties.

                                                                N62474-88-D-5086
                                                                Part VII
                                                                Page 8 of 18


15. ORGANIZATIONAL CONFLICTS OF INTEREST

    a. The Contractor warrants that, to the best of the Contractor's knowledge and belief, there are no relevant facts or circumstances which could give rise to an organizational conflict of interest, as defined in FAR Subpart 9.5, or that the Contractor has disclosed all such relevant information prior to award.

    b. The Contractor agrees that if an actual or potential organization conflict of interest is discovered after award, the Contractor will make a full disclosure in writing to the Contracting Officer. This disclosure shall include a description of actions which the Contractor has taken or proposes to take, after consultation with the Contracting Officer, to avoid, mitigate, or neutralize the actual or potential conflict. In addition, the Contractor will notify the Contracting Officer in writing when the Contractor participates in competition for and receives an award of an EPA Contract which may involve Navy sites.

    c. In addition, the Contractor will notify the Government, in writing, of its intention to compete for, or accept the award of any contract which may involve Navy sites. Such notification will be made before the contractor either competes for, or accepts any such contract.

    d. Remedies - The Contracting Officer may terminate this contract for convenience, in whole or in part, if it deems such termination necessary to avoid an organizational conflict of interest. If the Contractor was aware of a potential organizational conflict of interest prior to award or discovered an actual or potential conflict after award and did not disclose or misrepresented relevant information to the Contracting Officer, the Government may terminate the contract for default, debar the Contractor from Government contracting, or pursue such other remedies as may be permitted by law or this contract.

    e. The Contractor further agrees to insert in any subcontract or consultant agreement hereunder, provisions which shall conform substantially to the language of this clause, including this paragraph (d).

                                                                N62474-88-D-5086
                                                                Part VII
                                                                Page 9 of 18


16.  KEY PERSONNEL

    a. The Contractor shall provide to the Contracting Officer within 30 days following contract award a list of key personnel to be assigned to the Program Management Office and specified Project Managers.

    b. During the first one hundred eighty (180) calendar days of performance, the Contractor shall make no substitutions of key personnel unless the substitution is necessitated by illness, death, or termination of employment. The Contractor shall notify the Contracting Officer within 15 calendar days after the occurrence of any of these events and provide the information required by paragraph (c) below. After the initial one hundred eighty (180) calendar day period, the Contractor shall submit the information required by paragraph (c) to the Contracting Officer at least 30 days prior to making any permanent substitutions.

    c. The Contractor shall provide a detailed explanation of the circumstances necessitating the proposed substitutions, complete resumes for the proposed substitutes, and any additional information requested by the Contracting Officer. Proposed substitutes should have comparable qualifications to those of the persons being replaced. The Contracting Officer will notify the Contractor within 30 calendar days after receipt of all required information of the decision on substitutions.

17.  HEALTH AND SAFETY TRAINING

    The Contractor shall certify to the Government in writing that each of its employees, subcontractors, or consultants has completed a training program (IAW 29 CFR 1910.120), in relation to this project, prior to assignment of any such employee, subcontractor, or consultant to a hazardous waste site.

                                                                N62474-89-D-0205
                                                                Part VII
                                                                Page 10 of 18


18.  PRINTING

    Unless otherwise specified in this contract, the Contractor shall not engage in, nor subcontract for, any printing (as that term is defined in Title I of the Government Printing and Binding Regulations in effect on the effective date of this contract) in connection with the performance of work under this contract. Provided, however, that performance of a requirement under this contract involving the duplication of less than 5,000 units of only one page, or less than 25,000 units in the aggregate of multiple pages, such pages not exceeding a maximum image size of 10 3/4 by 14 1/4 inches, will not be deemed to be printing.

19.  DISCLOSURE OF INFORMATION

    The Contractor agrees to notify and obtain the written approval of the Contracting Officer prior to releasing any information to any third parties including the news media regarding any work under this contract except as required by law. The Contractor shall immediately notify the Contracting Officer of the receipt of a demand by a third party for the disclosure of field test data generated under the contract. This requirement shall flow down to all subcontractors.

20.  ADVERTISING AND NEWS RELEASES

    The Contractor agrees not to refer to this contract and all resulting CTOs in commercial advertising in such a manner as to state or imply that the product or service provided is endorsed or preferred by the Federal Government, or considered by the Government to be superior to other products or services. News releases pertaining to this procurement will not be made without the concurrence of the Contracting Officer. After having notified the successful offeror, announcement of the contract award will be made in the Commerce Business Daily.
                                                       -----------------------

21.  CONTRACTOR ACCOUNTING SYSTEM

    The contractor shall employ an accounting system for this contract to identify and record site specific costs on a site specific basis and by CTO. Site specific cost documentation for each CTO must be readily retrievable and sufficiently identifiable to enable cross-referencing with payment vouchers. The foregoing is in addition to and/or complementary to the CAS requirements.

                                                                N62474-88-D-5086
                                                                Part VII
                                                                Page 11 of 18


22.  MODIFICATION PROPOSALS - COST BREAKDOWN

    a. For modification for which an equitable adjustment is necessitated, the Contractor shall furnish a cost breakdown, itemized as required by the Contracting Officer within 30 days of effective date of said modification. Unless otherwise directed, the breakdown shall be in sufficient detail to permit an analysis of all material, labor, equipment, subcontract, and overhead costs, as well as fees, and shall cover all work involved in the modification, whether such work was deleted, added, or changed.

23.  WORKING FILES

    The Contractor shall maintain accurate working files on all work documentation including calculations, assumptions, interpretations of regulations, sources of information, and other raw data required in the performance of this contract. The Contractor shall retain these files for a minimum of seven years after completion of all work under this contract. The Contractor shall provide the information contained in its working files upon request of the Contracting Officer.

24.  GOVERNMENT FURNISHED DATA

    Government furnished data to be delivered to the Contractor shall be specifically set forth in the CTO as deliverables to the Contractor. Accordingly, it is the Contractor's responsibility to secure any other cited data; i.e., military specifications, regulatory citations, etc.

    If the data to be delivered is (1) not suitable for its intended use and/or
(2) not delivered or (3) not delivered in a timely manner and such untimely delivery impedes work, then the Contractor may request equitable adjustment pursuant to the Notification of Changes Clause FAR 52.243-7 (See Part VIII). Additionally,:

         1) title to Government furnished data shall remain in the Government, and

         2) the Contractor shall use the Government - furnished data only in connection with this contract.

                                                                N62474-88-D-5086
                                                                Part VII
                                                                Page 12 of 18


25.  FABRICATION OR ACQUISITION OF NONEXPENDABLE PROPERTY

    The Contractor shall not fabricate nor acquire under this contract, either directly or indirectly through a subcontract, any item of nonexpendable property without written approval from the Contracting Officer. The equipment is subject to the provisions of FAR 52.245-5, "Government Property" (JAN 1986).

26.  DECONTAMINATION OF GOVERNMENT PROPERTY

    In addition to the requirements of FAR 52.245-5, "Government Property" (JAN
1986), the Contractor shall certify in writing that any Government-furnished property or Contractor-acquired property is returned to the Government free from contamination by any hazardous or toxic substances.

27.  SECURITY REQUIREMENTS

    a. The Contractor shall comply with all security requirements as set forth in each individual CTO as well as all Activity security requirements. Upon request, the Contractor shall submit the name and address of each employee hired for work on this contract and shall cause to be filled out questionnaires and other forms as may be required for security.

    b. Neither the Contractor nor any of its employees shall disclose or cause to be disseminated any information concerning the operations of the activity which could result in or increase the likelihood of the possibility of a breach of the activity's security or interrupt the continuity of its operations.

    c. Disclosure of information relating to the services hereunder to any person not entitled to receive it, or failure to safeguard any classified information that may come to the Contractor or any person under his control in connection with work under this contract, may subject the Contractor, his agents or employees to criminal liability under 18 U.S.C. Sec. 793 (Gathering, Transmitting, or Loosing Defense Information) and Sec. 798 (Disclosure of Classified Information).

    d. All inquiries, comments or complaints arising from any matter observed, experienced, or learned as a result of or in connection with the performance of this contract, the resolution of which may require the dissemination of official information will be directed to the EIC.

                                                                N62474-88-D-5086
                                                                Part VII
                                                                Page 13 of 18


    e. Deviations from or violations of any of the provisions of this paragraph will, in addition to all other criminal and civil remedies, provided by law subject the Contractor to immediate termination for default and/or the individuals involved to a withdrawal of the Government's acceptance and approval of employment.

28.  ACTIVITY REGULATIONS

    The Contractor and his employees shall become acquainted with and obey all Government regulations as posted, or as requested by the EIC.

29.  FIRE PREVENTION

    The Contractor shall insure that he and his employees shall know how to turn in a fire alarm. The Contractor shall observe all requirements for handling and storage of combustible supplies, materials, waste and trash. Contractor employees operating critical equipment shall be trained to properly respond during a fire alarm or fire in accordance with Activity instruction procedures.

30.  WILDLIFE PRESERVATION

    Before commencing work which may disturb wildlife the Contractor shall obtain all necessary state, local or federal permits.

31.  SALVAGE

    FAR Clause 52.245-5 is applicable as referenced in Part VII. In addition for the purpose of clarification, upon completion of work at each individual work site all material and equipment which are removed or disconnected, and which are sound and of value, but are not indicated or specified for reuse shall remain the property of the Government.

32.  DISPOSAL

    a. All nonusable surplus material and debris resulting from work under this contract shall be removed from the site by the Contractor. The Contractor shall be responsible for transportation and disposal of nonhazardous debris, rubbish and nonusable material resulting from work under this contract. Nonhazardous waste must be disposed of by the contractor either off Government property or at a site on the Activity approved by the EIC and the Activity coordinator.

                                           N62474-88-D-5086
                                           Part VII
                                           Page 14 of 18


    b. The Contractor shall be responsible for assuring that all hazardous waste generated as a result of work under this contract is packaged, labeled, and stored in accordance with the Resource Conservation and Recovery Act and its associated state and local laws and regulations.

    c. The Contractor may be tasked to properly dispose of hazardous waste generated as a result of work under this contract. Transportation of hazardous waste to Government designated disposal sites shall be the responsibility of the Contractor; however, manifests for the waste shall be signed by a Navy representative designated by the Commanding Officer of the Activity.

    d. In connection with the disposal of hazardous or non-hazardous materials, the Contractor may be tasked to provide a list of recommended disposal sites.

33.  UTILITY SERVICE INTERRUPTIONS

    If any utility services must be disconnected (even temporarily) due to scheduled contract work, the Contractor shall notify the EIC and Activity, at least ten (10) working days in advance. If the discontinued service is due to any emergency breakdown, the Contractor shall notify the EIC and the Activity as soon as possible.

34.  PASSES AND BADGES

    a. All Contractor employees shall obtain the required employee and vehicle passes. The Contractor shall, prior to the start of each work assignment, submit to the EIC an estimate of the number of personnel expected to be utilized at any one time on a CTO. The Government will issue badges without charge.

    b. No employee or representative of the Contractor will be admitted to the site of work unless he is a citizen of the United States, or, if an alien, his employment within the United States is legal.

35.  CONTRACTOR EMPLOYEES

    a. The Contractor shall provide to the Contracting Officer the name or names of the responsible supervisory person or persons authorized to act for the Contractor.

    b. The Contractor shall furnish sufficient personnel to perform all work specified within the contract.

    c. Contractor employees shall conduct themselves in a proper, efficient, courteous and businesslike manner.

                                           N62474-88-D-5086
                                           Part VII
                                           Page 15 of 18


    d. The Contractor shall remove from the site any individual whose continued employment is deemed by the EIC to be contrary to the public interest or inconsistent with the best interests of National Security.

36.  REIMBURSEMENT OF TRAVEL

    a. Area of Travel. Performance under this contract may require travel by Contractor personnel. If travel is required, the Contractor is responsible for making all needed arrangements for his personnel.

    b. Travel policy. The Government will reimburse the Contractor for allowable travel costs incurred by the Contractor in performance of the contract and determined to be in accordance with FAR Subpart 31.2, subject to the following provisions:

    Travel required for tasks assigned under this contract shall be governed in accordance with rules set forth for temporary duty travel in the Federal Travel Regulations.

    c. Travel. Travel, subsistence, and associated labor charges for travel time are authorized for travel beyond a 50-mile radius of the local office, whenever a CTO requires work to be accomplished at a temporary alternate worksite. No subsistence for travel time shall be charged for work performed within a 50-mile radius of the Contractor's local office. Travel performed for personal convenience and daily travel to and from work at Contractor's facility will not be reimbursed.

    d. Per Diem. Per Diem for travel on work under this contract will be reimbursed to employees consistent with company policy, but not to exceed the amount authorized in the Federal Travel Regulations.

    NOTE: To the maximum extent practicable without the impairment of the effectiveness of the mission, transportation shall be tourist class. In the event that only first class travel is available, it will be allowed, provided justification therefore is fully documented and warranted.

                                                                N62474-88-D-5086
                                                                Part VII
                                                                Page 16 of 18


    e. Privately owned conveyance (POC). POC travel by owner or as a passenger shall not be directed, but the use of this travel should be encouraged when advantageous to the Government. The use of privately owned conveyance by the traveler will be reimbursed to the Contractor at the mileage rates allowed by Federal Travel Regulations. Authorization for the use of privately owned conveyance shall be indicated on the order.

    f. Car Rental. The Contractor shall be entitled to reimbursement for car rental as authorized by each order, when the services are required to be performed outside the normal commuting distance from the Contractor's facilities.

37.  INDEMNIFICATION FOR PENALTIES, FINES AND/OR INTEREST DUE TO LATENESS

    a. Contractor agrees to indemnify the Government for all fines or penalties (however characterized), including interest, incurred by the Government as the result of delays caused by the contractor's failure to successfully meet all schedules set forth in each Contract Task Order (CTO).

    b. The amount of Indemnification due under this clause shall be limited to the amount of the Award Fee earned for the evaluation period in which the late performance occurred. The aggregate sum due under this clause for any single evaluation period, shall not exceed the amount of the Award Fee the Contractor actually earned in the affected evaluation period. Should late performance continue through two or more evaluation periods, the Contractor shall be liable up to an amount equal to the sum of the Award Fee earned in aggregate for the evaluation periods affected.

    c. If delivery or performance is so delayed, the Government may terminate this contract in whole or in part under the Termination (Cost-Reimbursement) clause. Furthermore, any indemnification required pursuant to this clause will be due the Government in addition to excess costs under the Termination (Cost-Reimbursement) clause.

    d. The Contractor shall not be charged for such costs as described above when the delay arises out of causes beyond the control and without the fault or negligence of the Contractor.

    e. Where the delay is caused by both parties and results in the assessment of penalties, fines and/or interest, such assessment shall be apportioned between the parties of the same proportion their respective contribution of the delay.

                                                                N62474-88-D-5086
                                                                Part VII
                                                                Page 17 of 18


38.  INDEMNIFICATION

    a. As of the date of contract execution, the official DOD position on indemnification is that contractors shall not be indemnified for third party liability. The issue of indemnification, as it applies to this contract, is predicated on the official DOD policy. If the DOD policy should change during the life of this contract, the Navy agrees to reconsider the issue of indemnification. If the Navy determines that it shall indemnify the Contractor for third party liability, an equitable adjustment shall be negotiated in exchange for the inclusion of such indemnification.

39.  AVAILABILITY OF FUNDS FOR THE NEXT FISCAL YEAR (APR 1984)

    a. Funds are not presently available for performance under this contract beyond 30 September 1989. The Government's obligation for performance of this contract beyond that date is contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment may arise for performance under this contract beyond 30 September 1989, until funds are made available to the Contracting Officer for performance and until the Contractor receives notice of availability, to be confirmed in writing by the Contracting Officer.

40.  INSURANCE

    a. Workers' compensation and employer's liability. Contractors are required to comply with applicable Federal and State workers' compensation and occupational disease statutes. If occupational diseases are not compensable under those statutes, they shall be covered under the employer's liability section of the insurance policy, except when contract operations are so commingled with a contractor's commercial operations that it would not be practical to require this coverage. Employer's liability coverage of at least $100,000 shall be required, except in States with exclusive or monopolistic funds that do not permit workers' compensation to be written by private carriers.

    b. General liability. Bodily injury liability insurance coverage written on the comprehensive form of policy of at least $500,000 per occurrence shall be required.

                                           N62474-88-D-5086
                                           Part VII
                                           Page 18 of 18


    c. Automobile liability. Automobile liability insurance written on the comprehensive form of policy shall be required. The policy shall provide for bodily injury and property damage liability covering the operation of all automobiles used in connection with performing the contract. Policies covering automobiles operated in the United States shall provide coverage of at least $200,000 per person and $500,000 per occurrence for bodily injury and $20,000 per occurrence for property damage. The amount of liability coverage on other policies shall be commensurate with any legal requirements of the locality and sufficient to meet normal and customary claims.

    d. Cost of Professional Liability Insurance and Pollution Liability Insurance may be allowed as a direct cost or in the Contractor's General & Administration (G&A) rate if the applicable requirements set for in FAR Part 31 are met.

41.  MEDICAL EXAM

    a. Cost for annual medical examinations may be allowed as direct costs for only those key personnel assigned to the Program Management Office. If personnel are dedicated as full-time employees for this contract, the medical examinations costs will be reimbursed in full. If the employees are employed on a part-time basis for this contract, the allowed costs will be appropriately allocated.

42.  CONTRACTOR'S ACCESS TO RECORDS

    a. Upon issuance of CTO, the Navy shall make available to the contractor any relevant records or documents, relating to work to be performed under this contract, which are necessary to reflect the existence, location, type, quality and quantity of hazard/toxic materials and chemicals at the site of the work.

                                           N62474-88-D-5086
                                           Part VIII
                                           Page 1 of 4


                                   PART VIII

                               CONTRACT CLAUSES


1.  CLAUSES INCORPORATED BY REFERENCE (FAR 52.252-2) (APR 1984)

    This contract incorporates the fo11owing clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

    1. FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES

        CLAUSE
        NUMBER       DATE                    TITLE
        ------       ----                    -----
        52.202-1   APR 1984   DEFINITIONS
        52.203-1   APR 1984   OFFICIALS NOT TO BENEFIT
        52.203-3   APR 1984   GRATUITIES
        52.203-5   APR 1984   COVENANT AGAINST CONTINGENT FEES
        52.203-6   JUL 1985   RESTRICTIONS ON SUBCONTRACTOR SALES TO
                              THE GOVERNMENT
        52.203.7   FEB 1987   ANTI-KICKBACK PROCEDURES
        52.210-1   JUN 1988   AVAILABILITY OF SPECIFICATIONS LISTED
                              IN THE INDEX OF FEDERAL
                              SPECIFICATIONS AND STANDARDS
        52.210-2   APR 1988   AVAILABILITY OF SPECIFICATIONS LISTED
                              IN THE DOD INDEX OF SPECIFICATIONS
                              AND STANDARDS (DOD ISS)
        52.212.13  APR 1984   STOP WORK ORDER ALTERNATE I
        52.215-1   APR 1984   EXAMINATION OF RECORDS BY COMPTROLLER
                              GENERAL
        52.215-2   APR 1988   AUDIT -- NEGOTIATION
        52.215-22  APR 1988   PRICE REDUCTION FOR DEFECTIVE COST OR
                              PRICING DATA
        52.215-23  APR 1988   PRICE REDUCTION FOR DEFECTIVE COST OR
                              PRICING DATA -- MODIFICATIONS
        52.215-24  APR 1985   SUBCONTRACTOR COST OR PRICING DATA
        52.215-25  APR 1984   SUBCONTRACTOR COST OR PRICING DATA --
                              MODIFICATIONS
        52.215-30  SEP 1987   FACILITIES CAPITAL COST OF MONEY
        52.215-31  APR 1987   WAIVER OF FACILITIES CAPITAL COST OF
                              MONEY
        52.215-33  JAN 1986   ORDER OF PRECEDENCE
        52.216-7   APR 1984   ALLOWABLE COST AND PAYMENT
        52.217-8   APR 1984   OPTION TO EXTEND SERVICES
        52.219-8   JUN 1985   UTILIZATION OF SMALL BUSINESS CONCERNS
                              AND SMALL DISADVANTAGED BUSINESS
                              CONCERNS

                                           N62474-88-D-5086
                                           Part VIII
                                           Page 2 of 4


CLAUSE
NUMBER              DATE                        TITLE
------              ----                        -----
 52.219-9           APR 1984     SMALL BUSINESS AND SMALL DISADVANTAGED
                                 BUSINESS SUBCONTRACTING PLAN
 52.219-13          AUG 1986     UTILIZATION OF WOMEN-OWNED SMALL
                                 BUSINESSES
 52.220-3           APR 1984     UTILIZATION OF LABOR SURPLUS
                                 AREA CONCERNS
 52.220-4           APR 1984     LABOR SURPLUS AREA SUBCONTRACTING
                                 PROGRAM
 52.222-1           APR 1984     NOTICE TO THE GOVERNMENT OF LABOR
                                 DISPUTES
 52.222-2           APR 1984     PAYMENT FOR OVERTIME PREMIUMS
                                 (PARAGRAPH (a) - INSERT DOLLAR
                                 AMOUNT, TO BE NEGOTIATED)
 52.222-3           APR 1984     CONVICT LABOR
 52.222-4           MAR 1986     CONTRACT WORK HOURS AND SAFETY
                                 STANDARDS ACT-OVERTIME COMPENSATION
 52.222-11          FEB 1988     SUBCONTRACTS (LABOR STANDARDS)
 52.222-26          APR 1984     EQUAL OPPORTUNITY
 52.222-28          APR 1984     EQUAL OPPORTUNITY PREAWARD CLEARANCE
                                 OF SUBCONTRACTS
 52.222-35          APR 1984     AFFIRMATIVE ACTION FOR SPECIAL DIS-
                                 ABLED AND VIETNAM ERA VETERANS
 52.222-36          APR 1984     AFFIRMATIVE ACTION FOR HANDICAPPED
                                 WORKERS
 52.222-37          JAN 1988     EMPLOYMENT REPORTS ON SPECIAL DISABLED
                                 VETERANS AND VETERANS OF THE VIETNAM
                                 ERA
 52.223-2           APR 1984     CLEAN AIR AND WATER
 52.223-3           AUG 1987     HAZARDOUS MATERIAL IDENTIFICATION
 52.223-5           MAR 1989     CERTIFICATION REGARDING A DRUG-FREE
                                 WORKPLACE
 52.227-1           APR 1984     AUTHORIZATION AND CONSENT
 52.227-2           APR 1984     NOTICE AND ASSISTANCE REGARDING PATENT
                                 AND COPYRIGHT INFRINGEMENT
 52.227-12          JUL 1981     PATENT RIGHTS - RETENTION BY THE
                                 CONTRACTOR (LONG FORM)
 52.227-17          JUN 1987     RIGHTS AND DATA - SPECIAL WORKS
 52.230-3           SEP 1987     COST ACCOUNTING STANDARDS
 52.230-4           SEP 1987     ADMINISTRATION OF COST ACCOUNTING
                                 STANDARDS
 52.230-5           SEP 1987     DISCLOSURE AND CONSISTENCY OF COST
                                 ACCOUNTING PRACTICES
 52.232-17          APR 1984     INTEREST

                                           N62474-88-D-5086
                                           Part VIII
                                           Page 3 of 4

CLAUSE
NUMBER             DATE                       TITLE
------             ----                       -----
 52.232-22         APR 1984        LIMITATION OF FUNDS
 52.232-23         JAN 1986        ASSIGNMENT OF CLAIMS
 52.232-25         FEB 1988        PROMPT PAYMENT II (FEB 1988)
 52.233-1          APR 1984        DISPUTES ALTERNATE I (APR 1984)
 52.233-3          JUN 1985        PROTEST AFTER AWARD ALTERNATE I
                                   (JUN 1985)
 52.236-8          APR 1984        OTHER CONTRACTS
 52.236-9          APR 1984        PROTECTION OF EXISTING
                                   VEGETATION,
                                   STRUCTURES, EQUIPMENT,
                                   UTILITIES AND
                                   IMPROVEMENTS
 52.236-12         APR 1984        CLEANING UP
 52.236-13         APR 1984        ACCIDENT PREVENTION
 52.236-23         APR 1984        RESPONSIBILITY OF THE ARCHITECT-
                                   ENGINEER CONTRACTOR
 52.236-25         APR 1984        REQUIREMENTS FOR REGISTRATION OF
                                   DESIGNERS
 52.237-2          APR 1984        PROTECTION OF GOVERNMENT
                                   BUILDINGS,
                                   EQUIPMENT, AND VEGETATION
 52.242-1          APR 1984        NOTICE OF INTENT TO DISALLOW
                                   COSTS
 52.243-2          AUG 1987        CHANGES -- COST REIMBURSEMENT
                                   ALTERNATE I (APR 1984)
 52.243-7          APR 1984        NOTIFICATION OF CHANGES
                                   (PARAGRAPHS
                                   (b) AND (d) - INSERT NUMBER OF
                                   CALENDAR DAYS TO BE NEGOTIATED)
 52.244-2          JUL 1985        SUBCONTRACTS (COST-REIMBURSEMENT
                                   AND
                                   LETTER CONTRACTS) ALTERNATE I
 52.244-5          APR 1984        COMPETITION IN SUBCONTRACTING
 52.245-5          JAN 1986        GOVERNMENT PROPERTY
                                   (COST-REIMBURSE-
                                   MENT, TIME-AND-MATERIAL, OR
                                   LABOR-
                                   HOUR CONTRACTS)
 52.246-5          APR 1984        INSPECTION OF SERVICES - COST
                                   REIMBURSEMENT
 52.249-6          MAY 1986        TERMINATION (COST-REIMBURSEMENT)
 52.249-14         APR 1984        EXCUSABLE DELAYS

                                           N62474-88-D-5086
                                           Part VIII
                                           Page 4 of 4


II. DEPARTMENT OF DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT (48 CFR CHAPTER 2) CLAUSES

CLAUSE
NUMBER             DATE                          TITLE
------             ----                          -----
       52.203-7001   APR 1987    SPECIAL PROHIBITION ON EMPLOYMENT
       52.203-7003   OCT 1987    DISPLAY OF DOD HOTLINE POSTER
       52.204-7005   AUG 1986    OVERSEAS DISTRIBUTION OF DEFENSE SUBCONTRACTS
        2.205-7000   FEB 1988    RELEASE OF INFORMATION TO
                                 COOPERATIVE
                                 AGREEMENT HOLDERS
       52.215-7000   APR 1985    AGGREGATE PRICING ADJUSTMENT
       52.215-7003   FEB 1988    COST ESTIMATING SYSTEM
                                 REQUIREMENTS
       52.219-7000   APR 1984    SMALL BUSINESS AND SMALL
                                 DISADVANTAGED
                                 BUSINESS SUBCONTRACTING PLAN
                                 (MASTER PLANS)
       52.227-7022   MAR 1979    GOVERNMENT RIGHTS (UNLIMITED)
       52.227-7024   APR 1984    NOTICE AND APPROVAL OF RESTRICTED
                                 DESIGNS
       52.227-7030   JUL 1976    TECHNICAL DATA - WITHHOLDING OF
                                 PAYMENT
       52.227-7036   MAY 1987    CERTIFICATION OF TECHNICAL DATA
                                 CONFORMITY
       52.227-7037   MAY 1987    VALIDATION OF RESTRICTIVE
                                 MARKINGS
                                 ON TECHNICAL DATA
       52.231-7000   APR 1984    SUPPLEMENTAL COST PRINCIPLES
       52.233-7000   FEB 1980    CERTIFICATION OF REQUESTS FOR
                                 ADJUSTMENT OR RELIEF EXCEEDING
                                 $100,000
       52.251-7000   APR 1984    ORDERING FROM GOVERNMENT SUPPLY
                                 SOURCES

                                           N62474-88-D-5086
                                           Part IX
                                           Page 1 of 1


                                    PART IX

                              LIST OF ATTACHMENTS
                              -------------------

ATTACHMENTS          TITLE
-----------          -----
    A           Reports of Work

    B           Guide for the Preparation of Contractors' Invoices

    C           Award Fee Determination Plan

    D           Certificate of Current Cost or Pricing Data

    E           Subcontracting Plan

    F           Program Management Office Functions Chargeable to Contract Task
                 Orders

    G           Estimated Rates for Use in Establishing "NOT TO EXCEED" Amounts
                 on CTO's and Escalation Estimates for Options Years

                          ATTACHMENT A - REPORTS OF WORK

                              REPORTS DESCRIPTION
                              -------------------

       1. The Contractor shall be required to submit the reports listed in Table 1. Additional requirements may be imposed by the program's
             -
       management information system. All documents (with the exception of monthly progress reports) must be approved by the cognizant Contracting Officer or Engineer-In-Charge before final publication.

       2. The purpose of the reports is to provide Navy managers with an overall guide for tracking the progress of work, assisting with budgeting requirements, and evaluating contractor performance. The reports will also provide the primary vehicle for highlighting variations from the cost baseline plan, for projecting impacts of the variations, and for proposing actions to get back within the baseline.

                                    TABLE 1

                   REPORTS AND OTHER DOCUMENTS REQUIRED (a)

--------------------------------------------------------------------------------------------------
        DOCUMENT                          Versions (b)   Timing (c)       NO. OF COPIES (D)
--------------------------------------------------------------------------------------------------
        Contract Management Plan          D/F            30/15                 5
        QC Management Plan                D/F            30/15                 5
        Project Work Plans                D/F            To be specified in individual
                                                         CTOs.
        Project Completion                D/F            30                    6
        Reports

        Progress Reports
        - Summary (Technical,             F              Monthly               6
          Financial and Sub-contracting)
        - Site-Specific                   F              Monthly               6
          (Technical and Financial)
        Analytical Services               F              Annually              6
        Reports
        Special Patent Reporting          F              10                    5
--------------------------------------------------------------------------------------------------

       NOTES:

       (a) Certain activities require special reports noted in the statement of work.

                                                                            A(2)

(b)  D - draft,  F - final

(c) The due date, indicated in terms of calendar days after the pertinent event (issuance of CTO, end of reporting period, completion of work), applies to the preliminary or draft versions. The final version is due usually within 15 days after receipt of Navy's comments by the Contractor.

(d) The number provided here is only an estimate. A more definitive number may be specified in the CTO.

3.  CONTRACT MANAGEMENT PLAN

    a. The Contractor shall prepare a Management Plan delineating the management strategy and cost plan for implementing the contract. The plan is to provide general policy and procedural guidance for all work to be performed.

    b. The Contractor shall submit a draft version of the Management Plan to the Contracting Officer for review within thirty (30) calendar days after the effective date of the contract. This version shall reflect the management concept presented in the Contractor's successful proposal as augmented through negotiations and post-award consultations. The approved Contract Management Plan will be incorporated into the contract as Attachment______.

    c. In the event the Government delays review and return of the Draft Management Plan beyond the period specified, the Contractor shall immediately notify the Contracting Officer. The Contractor shall deliver the Final Management Plan within ninety (90) calendar days after the effective date of the contract.

    d. The Contract Management Plan shall include but will not necessarily be limited to the following elements:

                 -  Introduction

                    - purpose and scope of the program
                    - objectives and organization of the plan

                 -  Project Organization

                    -   functional organization structure
                    -   key personnel assignments
                    -   flow of authority and responsibility staffing plans

                 -  Management Process

                    -   initiating work assignment and progress controls
                    -   program and performance review
                    -   administrative procedures
                    -   scheduling
                    -   accounting and cost control procedures
                    -   management information system(s)
                    -   reporting requirements
                    -   document production and distribution

                                                                            A(3)

                 -  Subcontracting

                    -   subcontracting decision process
                    -   procurement process
                    -   flow of authority and responsibility
                    -   performance review and quality control
                    -   accounting and cost control procedures

                 -  Property Management

                    -   existing in-house inventory
                    -   acquisition and disposition procedures
                    -   maintenance and calibration



                 - Technical Approach (technical policies and SOP's to be incorporated during life of project)

                    -   overview
                    -   planning activities
                    -   design and implementation
                    -   management support


4.  QUALITY CONTROL (QC) MANAGEMENT PLAN

    a. The Contractor shall submit to the Contracting Officer a Draft Management Plan for QC within thirty (30) calendar days after the effective date of the contract.

    b. The Contracting Officer will review and return the Draft QC Management Plan indicating approval or disapproval, and comments, if necessary, within forty-five (45) calendar days. In the event the Government delays review and return of the Draft QC Management Plan beyond the period specified, the Contractor shall immediately notify the Contracting Officer. The Contractor shall deliver the Final QC Management Plan within ninety (90) calendar days after the effective date of the contract.

    c. The Contracting Officer will incorporate the approved QC Management Plan into the contract as part of the overall Contract Management Plan.
(Attachment ______).

5.  PROJECT WORK PLANS

    a. Project work plans shall be submitted for all CTOs and will serve as a baseline from which Contractor progress can be monitored. The project work plan shall include a detailed cost estimate prepared in accordance with Navy guidance, which will identify specific costs for completing the CTO. The estimate will include all major cost elements. Additional cost elements may be required depending on the specific activity being performed. For example, additional cost elements for construction activities such as equipment, materials, etc., may be required.

                                                                            A(4)

    b. The project work plan should address but will not necessarily be limited to the following elements:

    - Objectives and scope of the proposed project and its relationship to other projects
    -   Technical approach, anticipated problems, proposed solutions
    - Work to be performed under each task, including objectives and scope, information sources, and methods to be used
    -   Safety and contingency measures (if applicable)
    - Schedule, including critical path and milestones, and staffing of each task
    - Anticipated number of man-hours to complete the project and names of key personnel.
    -   Detailed cost-estimate for the project
    -   Cash flow scheduling and cost control procedures
    -   Subcontracting plan
    -   Document production and distribution.
    -   Quality Control Project Plan (if applicable)

6.  PROJECT COMPLETION REPORTS

    a. The Contractor shall prepare completion reports for each project, or combination, as specified in the CTO. The purpose of these reports is to document the conduct of the work; present findings, conclusions and recommendations; account for the funds expended; and provide guidance for future efforts. Specific requirements for these reports will be identified in the CTOs.

    b. Completion reports concerning remedy selection, i.e., the RI/FS Report and the Record of Decision, will become part of the Navy's Administrative Record for each site. The Remedial Design Plans and Specifications, the Remedial Action Report, and Operation and Maintenance Plan will be required for subsequent actions. All reports may be subject to public review. Additionally, less formal deliverables may be required at interim stages of a project. These may be in the form of concise technical direction memoranda, briefings or meetings that enable the transfer of information and facilitate decisions necessary to progress to the next stage of work. They are not intended to be formally reviewed nor delay site progress. For example, at the completion of the first phase of the RI, the Contractor would present a technical direction memorandum indicating results and recommended next steps. The EIC could then take whatever steps are necessary to approve the next phase of work with minimum delay.

    c. Project completion reports should address but will not necessarily be limited to the following elements:

    -   Executive summary
    - Purpose, objectives and scope of the project and relationship to other projects
    -   Approach and techniques used
    -   Major problems encountered and solutions adopted
    -   Deviations from work plan

                                                                            A(5)

    -   Detailed accomplishments and results of study
    -   Costs incurred and deviations from budget
    -   Recommendations.

    d. The schedule for submitting draft and final project reports will be specified in each CTO.

7.  PROGRESS REPORTS

    a. The Contractor shall prepare monthly progress reports. The purpose of these reports will be to apprise the Navy of the status of the individual activities and the overall program and to call attention to any departures from the applicable management and work plans. The technical sections will provide baseline schedules for performing work and monitoring progress, and will document the work that has been accomplished at a site. The financial sections will provide a baseline for planned expenditures for the total project and for each site and CTO, and monitor actual expenditures against the baseline to assess the financial status of the project.

    (1) Summary Progress Report

    The executive level summary progress report shall consist of the pertinent technical and financial information for the reporting period. Its focus shall be the Contractor's overall effort on all CTOs, highlighting key activities and any deviations from planned schedules and budgets.

-   Technical

This section shall consist of a concise, executive level summary of all technical activities performed under the contract during the reporting period. The summary shall highlight the activities of the Program Management Office and progress achieved under each project. Specific areas of interest shall include difficulties encountered during the reporting period and corrective actions taken, a statement of activity anticipated during the subsequent reporting period, and a schedule showing accomplishments versus planned activities. The report shall include any changes of key personnel concerned with the project.

-   Financial

This section shall begin with a narrative statement supplying the following information:

-   Available estimated costs under the contract
-   Total estimate required to complete ongoing CTOs
-   Total contract variances and a plan for corrective actions, if applicable.

Next, this section shall clearly delineate, in spreadsheet format, cumulative and monthly expenditures of direct labor hours, direct labor costs, program management costs, indirect costs, sample analysis costs, and total costs for the total contract. The spreadsheet format will report monthly and cumulative expenditures for each cost element.

The graphic format will demonstrate the rate of planned expenditures versus cumulative actual expenditures. A separate graph will be prepared for each cost element. The graphs will be prepared as follows:

        - Identification - contract #, reporting period, cost element or activity being reported

        -   Vertical Axis - dollars

        -   Horizontal Axis - time (contract period of performance in months)

        - Solid line depicting the projected rate of expenditure of the cost element on a cumulative basis.

        - Dotted line representing the actual cumulative cost incurred to date.

Additionally, an expenditures forecast for the next three (3) months shall be presented. If the need to reapportion budget estimates among the constituent elements of the budget exists, then a recommendation for a revised budget shall be presented along with supporting rationale.

This section will also contain a copy of the project site-specific financial management reports. These provide financial statements for each CTOs in terms of standard tasks.

-  Subcontracts

This section will list all subcontracts awarded monthly by title, contractor, and dollar value; percentage of small business subcontracts awarded, the percentage of small disadvantaged business subcontracts awarded, and how these percentages compare to the Subcontracting Plan percentages listed in Attachment
____.

   (2)  Site-Specific Progress Reports

The site-specific progress report shall contain technical and financial summaries for each CTO. The report shall be submitted to the responsible EIC within twenty (20) calendar days after the end of each reporting period.

-  Technical

The reports will present a summary and highlights of progress and problems experienced during the reporting period and shall contain detailed activity progress reports for each active remedial project. A tabular summary showing planned and actual start and completion dates for each of the standard tasks, percent complete for each active task, and schedule variances also will be provided. Schedule variances will be highlighted in the narrative with options for correcting problems as appropriate. In addition, the report will identify the number of samples analyzed at laboratories for the site during the reporting period and where the analyses were performed.

                                                                            A(7)

-  Financial

Site-specific financial status reports shall contain detailed cost summaries for each active CTO. They will compare planned versus actual expenditures for all standard tasks. The reports will contain tabular and graphic summaries. In addition, the report shall contain six-month cost projections and explain any variances in a narrative summary.

8.   ANALYTICAL SERVICES REPORT

     The Contractor shall be required to maintain a data base of the following nine factors related to analytical services performed by laboratories in support of CTOs:

            - Number of samples analyzed
            - Where samples were sent for analysis, keyed to the
                source of the samples
            - Cost
            - Turnaround time for analysis
            - QA/QC requirements
            - Cost per sample
            - Parameters measured and sample matrix
            - Protocol used
            - Acceptance rate of product.

     In addition, the Contractor shall generate an annual report on all nine factors with an overall analysis of the effectiveness of the analytical programs/services used.

9.   SPECIAL PATENT REPORTING REQUIREMENTS

     In order to avoid, mitigate or neutralize an actual or potential conflict of interest, if the Contractor anticipates the use of corporate patents or other proprietary technologies unique to the Contractor for use in remedial design and/or remedial action, the Contractor shall notify the Contracting Officer in writing of the intent to use such patents or proprietary technologies within ten
(10) days of the issuance of the CTO or before work commences.

                                 ATTACHMENT B

     GUIDE FOR THE PREPARATION OF CONTRACTOR'S INVOICES FOR REIMBURSEMENT

                  OF COST AND FEES UNDER COST-PLUS-AWARD FEE

                             (CPAF) TYPE CONTRACTS

     GUIDE FOR THE PREPARATION OF CONTRACTOR'S INVOICES FOR REIMBURSEMENT
                  OF COST AND FEES UNDER COST-PLUS-AWARD FEE
                             (CPAF) TYPE CONTRACTS


1.  Responsibility for Preparation
    ------------------------------

    The Contractor is responsible for preparing and submitting reimbursement invoices according to the terms of the contract. Invoices should not contain any classified information and should not be submitted more than monthly, unless other arrangements are made with the Contracting Officer.

    The contractor must prepare invoices on the prescribed Government forms (see next section) and submit them to the Contracting Officer.

2.  Prescribed Government Forms
    ---------------------------

    NAVCOMPT Form 2277, "Voucher for Disbursement and/or Collection," (original) must be used to show the amount claimed for reimbursement. The Contractor is not required to certify or otherwise sign the voucher.

    SF 1035 and lO35A, "Public Voucher for Purchases and Services Other
Than Personal - Continuation Sheet," will be used for additional information required by the Contracting Officer.

     The voucher forms may be reproduced or obtained from the appropriate Administrative Contracting Officer or, at a nominal cost, from the Government Printing Office.


3.  Preparing Vouchers
    ------------------

    The information required to be submitted on the NAVCOMPT Form 7722 is explained below. The numbered items correspond to the block entries on Figure 1.

              Block No.            Title/Description/Explanation
              ---------            -----------------------------
                 7                  PAID BY - Provides space for the paying
                                    -------
                                    officer to affix stamp after payment,
                                    including the check number, when applicable.

                 8                  TO - Name and address of payee, the
                                    --
                                    contractor as shown on the dealer's bill or,
                                    in the case of reimbursable order billings,
                                    the name and address of the office or
                                    activity being billed.

                 9 ARTICLES, SERVICES OR ITEMS - Information to be entered under the various columns of this block will be the same as that presently being entered under the comparable columns of the NAVCOMPT FORM 2277. It should be noted that money amounts entered in Column F will always be gross. All deduction amounts will be entered in the appropriate column(s) under Block 12 below.

               Block No.        Title/Description/Explanation
               ---------        -----------------------------

                 10             TYPE OF PAYMENT OR BILL - An "X" will be
                                -----------------------
                                entered in the appropriate box in accordance
                                with the following:

                                COMPLETE - This block will be used when the voucher represents a complete payment or billing for all the items and/or work or services requested in the document cited in Block 3.
                                Thus, such vouchers represent the first and only payment or bill that will be rendered against the document cited in Block 3.

                                PARTIAL - This block is to be used when the voucher covers only a portion of the items and/or work or services requested in the document cited in Block 3.

                                FINAL - This block will be used only when the voucher represents the very last payment or bill to be rendered against the document cited in Block 3.

                                PROGRESS - This block is to be used when the voucher represents a payment or bill for costs incurred by a contractor or by a performing activity, chargeable to the document cited in Block 3, but for which delivery of the items or services requested has not yet been made.

                                ADVANCE - This block is to be used when the voucher represents a payment made to a Contractor or performing activity prior to incurring any costs.

               11               ACCOUNTING CLASSIFICATION TO BE CREDITED
                                ----------------------------------------
                                (COLLECTION) The accounting data, including
                                ------------
                                related ACRNs when applicable, and amount to be
                                credited in connection with the collection of
                                cash. This block will also be used in connection
                                with reimbursable order billings for indicating
                                the accounting data of the billing to be
                                credited.

               12               DEDUCTIONS - Provides for identifying the type
                                ----------
                                of deductions made by the paying officer; if
                                any.


               13               ACCOUNTING CLASSIFICATION TO BE CHARGED
                                ---------------------------------------
                                (DISBURSEMENT) - The accounting data, including
                                --------------
                                related ACRNs, to be charged in connection with
                                funds disbursed regardless of whether by cash,
                                check or no-check transfer. It should be noted
                                that the total net amount to be entered under
                                Block 13L is the difference between Block 9H
                                minus Block 12I.


               14               INSPECTION REPORT NOS - Enter the related
                                ---------------------
                                inspection report numbers, when applicable.

                                                                            B(3)


               Block No.        Title/Description/Explanation
               ---------        -----------------------------
                 15             GOV'T B/L NOS. - Enter the related Government
                                --------------
                                bill of lading numbers when applicable.

                 16             APPROVED - The signature and title of the
                                --------
                                official authorized to approve payment of the
                                voucher as well as the date of such approval. If
                                the ability to certify and authority to approve
                                are combined in one person, that person shall
                                sign in Block 17; otherwise the approving
                                officer will sign in Block 16 over his official
                                title.

                 17             CERTIFIED - The signature and title of the
                                ---------
                                official authorized to certify the voucher for
                                payment as well as the date of such
                                certification.


                 18             PAYMENT RECEIVED - Provides space for
                                ----------------
                                identifying the name of the individual, company
                                or corporation and the name and title of the
                                person signing for such company/corporation when
                                payment is made in cash.


GUIDE FOR PREPARING SF 1035 OR CONTRACTOR'S EQUIVALENT ATTACHMENT (FIGURE 2)
-----------------------------------------------------------------

         a. Insert the name of the military department or agency which negotiated the contract.

         b. Voucher No. - insert the appropriate serial number of the voucher as shown on NAVCOMPT Form 2277.

         c.  Schedule No. - leave blank.

         d. Insert the sheet number in numerical sequence if more than one sheet is used. Use as many sheets as necessary to show the information required by the Contracting Officer.

         e.  Insert payee's name and address as shown on NAVCOMPT Form 2277.

         f. Insert the contract number and the task order number when applicable.

         g. Insert the latest: target or estimated costs, target or fixed-fee total contract value, and amount of fee payable.

         h. Insert: "Analysis of Claimed Current and Cumulative Costs and Fee Earned."

         i. Insert the major cost elements. Use additional SF 1035s if necessary to show the detail of direct transportation charges, the computations of overhead adjustments from provisional rates to negotiated rates or allowable actual rates.

         j. Insert the amount billed by the major cost elements, contract reserves and adjustments, and adjusted amounts claimed for the current period.

                                                                            B(4)

        k. Insert the cumulative amounts billed by the major cost elements, contract reserves, and adjusted amounts claimed to date of this billing.

        1.  Insert the total costs for current and cumulative periods.

        m. Insert the target for base-fee earned and due for the current and cumulative periods and the formula for the computation (percentage of completion).

        n. Insert the total costs claimed and the base fee due for the current and cumulative periods.

        o. Insert the details of the contract reserves withheld in the current period and for the cumulative period. The contractor is responsible for reducing its claims for contract reserves.

        p. Show the status of all outstanding DCAA Form 1, "Notice of Contract Costs Suspended and/or Disapproved." The DCAA Form 1 is the form used to effect suspension and disapproval of costs or fees claimed for payment on contractor's reimbursement vouchers. In general, an item of cost, either direct or indirect which lacks adequate explanation or documentary support for definitive audit approval or disapproval will be suspended until the required data is received and a determination can be made as to the allowability of the item. Costs for which audit action has been completed and which are not considered allowable, will be disapproved. When amounts on an outstanding DCAA Form 1 are resubmitted they will be shown in the current period column, and the corresponding cumulative total of outstanding suspensions or disapprovals will be reduced to cover the resubmission so that the cumulative amounts will be "net."

        q.  Insert net reserves and adjustments.

        r. Show the costs and fee subject to reimbursement for the current and cumulative periods.

        s.  Amount to be carried forward NAVCOMPT Form 2277.


        This completes the requirements for preparing SF 1035
        -----------------------------------------------------

4.  Contractor's Claim for the Reimbursement of Purchased Material and
    ------------------------------------------------------------------
Subcontracted Items (Applicable to other than small business concerns)
-------------------

    Claims for Purchased Material and Subcontracted Items will be made on the basis of cash disbursed by the contractor. Where it is found that Purchased Material and Subcontracted Items costs are being billed to the Government before being paid in cash by the contractor, such portion of the claim, together with its associated costs, will be disallowed until payment is made.

                                                                            B(5)

5.  Withholding and Release of Contract Reserves
    ----------------------- --------------------

    Contractual provisions covering Base Fee, patents royalties, etc., usually provide for the accumulation of a withholding reserve until certain contract requirements are met to the satisfaction of the Contracting Officer. It is the Contractor's responsibility to include appropriate adjustments in his reimbursement claims to cover the required accumulation and release of contract withholding reserves. The contractor should resolve with the Contracting Officer any questions regarding the amount of these reserves.

6.  Contractor's Completion Voucher
    -------------------------------

    The completion voucher is the last voucher to be submitted on a contract or task order. A separate completion voucher will be submitted for each CTO for which a separate series of public vouchers had been submitted.

    FAR 52.216-7(h) requires the contractor to submit the completion voucher promptly (not later than 1 year) following completion of the work under the contract, unless approved by the contracting officer in writing.

    However, prior to submitting the completion voucher, DCAA must have completed an audit of the contractor's operations and costs relating to the contract. FAR 52.216-7(d) provides for final overhead rates to be established by the appropriate Government representative. Refer to the clauses in the contract to determine the responsible agency. In all cases, an audit is performed by DCAA. Within 9O days after the end of each of its fiscal years for estimating, accumulating and reporting contract costs, the contractor should submit to the Contracting Officer or cognizant DCAA office, a proposed final overhead rate submission for the period. It should be based on the actual cost experienced during that period, and be submitted with supporting cost data, specifying the contracts and subcontracts to which the rates apply. (A sample format of this submission is contained in this package.)

    After submission, the contractor's costs will be audited as soon as possible. Normally, a contract cannot be closed out unless the applicable costs have been audited. Therefore, the contractor should not prepare or submit the completion invoice, until the DCAA audit of the contractor's fiscal years during which costs have been incurred under the contract, has been completed.

    Guides for preparing SF 1035 or Contractor's Equivalent Attachment (Figure
    --------------------------------------------------------------------------
3) Completion Voucher
---------------------
Note: The example of the SF 1035 for the completion voucher is separate and distinct from the preceding NAVCOMPT Form 2277 and SF 1035 examples.

      a. Insert the name of the military department or agency which negotiated the contract.

      b. Insert the sheet number in numerical sequence if more than one sheet is used. Use as many sheets as necessary to show the information required by the Contracting Officer or the auditor.

                                                                            B(6)

         c. Insert the voucher number, as shown on NAVCOMPT Form 2277 and mark "final" or "completion" after it.

         d.  Insert payee's name and address as shown on NAVCOMPT Form 2277.

         e. Insert the contract number and the task order number when applicable.

         f. Insert the latest: target or estimated costs, target or base-fee, and total contract value.

         g.  Insert: "Contractor's Cumulative Claim and Reconciliation
Statement."

             The final audit determined or negotiated fringe, overhead and G&A rates should be listed by contractor's fiscal year as shown. However, if the contract specifies ceiling rates, the rates shown cannot exceed the ceiling in the contract.

             Insert the major cost elements. Use additional SF 1035s if necessary to show the detail of certain changes or computations. A separate column should be prepared for each of the contractor's fiscal years. The amounts shown for direct costs should always tie in to the costs shown on the submission prepared for audit as explained above under "COMPLETION INVOICE." Any direct costs questioned during our audit of costs should be excluded from the applicable contractor's fiscal year. Fringe, overhead and G&A should be computed using the rates as explained above. The total costs being billed cannot be claimed. Any amount in excess of the contract value should be subcontracted from the total.

             Bill for any portion of the fee not previously billed. If the contract provides for an incentive fee, show the computations of the total fee claimed. Use separate sheets if necessary.


        h. Insert the amount of total previous payments received on interim vouchers.

         ADDITIONAL DOCUMENTS TO BE SUBMITTED ON COMPLETION VOUCHERS
         -----------------------------------------------------------

        In addition to the NAVCOMPT Form 2277s and the SF 1035s, the contractor is required to submit an original and four copies of the following documents to DCAA.

        1. Contractor's release of claims, or Assignee's release of claims, if applicable. The amount listed on this form should be the total contract value, including fee. It should tie in to the total amount claimed on the SF 1035.

        2. Contractor's assignment of refunds, rebates, credits and other amounts, or Assignee's assignment of refunds, rebates, credits and other amounts, if applicable.

        3. Contractor's affidavit of waiver of lien, when required by the contract

                                                                            B(7)

     The following listing provides a breakdown of functions for each part-time position subject to charges to PMO or CTO's. (Only recurring costs are considered here.)

POSITION/FUNCTION                                                           PMO        CTO
-----------------                                                           ---        ---
Quality Assurance Manager:
-------------------------

Audit and subcontractor procedures                                           X
Interface with Navy QA Officer                                               X
Potential subcontractors that will work on more than
   one project or site                                                       X
Potential subcontractors to address special needs
   of individual site or project                                              X
Maintain control of project documents, records, reports                      X
Technical or QA/QC review of PMO or CTO deliverables                         X

Quality Assurance Manager (continued):
-------------------------

Development of project- and site-specific QA/QC Plans                                   X
Development of general QA/QC procedures (exclusive of QC Management Plan)     X
Preparation of annual Analytical Services Report                              X
QA/QC validation of project lab data                                                    X
Provide input into monthly reports                                            X
Attend meetings, non site-specific                                            X
Attend meetings, site-specific                                                          X
Staff training                                                                X

Health and Safety Manager:
-------------------------

Audit and subcontractor H&S procedures                                        X
Interface with Navy H&S Officer                                               X
Monitor and maintain control of staff health records                          X
Review of PMO or CTO deliverables                                             X
Development of project- and site-specific H&S Plans                                     X
Development of general H&S procedures (exclusive of Safety Plan)              X
Provide input into monthly reports                                            X
Attend meetings, non site-specific                                                      X
Attend meetings, site-specific                                                X
Staff training                                                                X
Safety equipment maintenance and calibration                                  X

Subcontract Admin:
-----------------

Procurement and administration of subcontracts usable at more than
  one site or project                                                        X
Procurement and administration of subcontracts for highly specialized
  services needed at one site under a CTO                                               X
Award fee related duties                                                     X
Other duties                                                                 X

Secretary/Clerical:
------------------

Clerical duties associated with PMO reporting and/or deliverables            X
Clerical duties directly required to prepare deliverables under
  a specific CTO                                                                        X
Other miscellaneous clerical duties                                          X

                                   Appendix


                                Estimated Rates
                            For Use in Establishing
                        "Not to Exceed" Amount on CTO's

                              Title             Base Rate
           *

           *                                    *
           *                                    *
           *                                    *
           *                                    *
           *                                    *
           *                                    *
           *                                    *
           *                                    *
           *                                    *
           *                                    *
           *                                    *
           *                                    *


* CONFIDENTIAL

                                   Appendix

                                Estimated Rates
                            For Use in Establishing
                        "Not to Exceed" Amount on CTO's

                          Title                       Base Rate

                 James M. Montgomery

                 *                                       *
                 *                                       *
                 *                                       *
                 *                                       *
                 *                                       *
                 *                                       *
                 *                                       *
                 *                                       *
                 *                                       *
                 *                                       *
                 *                                       *
                 *                                       *
                 *                                       *



* CONFIDENTIAL

                                   Appendix

                                Estimated Rates
                            For Use in Establishing
                        "Not to Exceed" Amount on CTO's


                     Title                          Base Rate

          Versar Inc.



          *                                           *

          *                                           *

          *                                           *

          *                                           *

          *                                           *

          *                                           *

          *                                           *

          *                                           *

          *                                           *

          *                                           *

          *                                           *

          *                                           *

          *                                           *

          *                                           *

          *                                           *



* CONFIDENTIAL

                                                                        FIGURE 1
                                                                        --------

VOUCHER FOR DISBURSEMENT AND/OR COLLECTION - NAVCOMPT FORM 2277 (2-87) NAVCOMPTINST 7000 43
                                                                                                                    Page 1 0f 1 Page
------------------------------------------------------------------------------------------------------------------------------------
1. Purpose                     2. Date                3. Reference Document No.         4. Bill Number            5. Voucher No.
   DISB. [X]   COLLECT [_]        1-25-80                Nobs 4443                                                   54953
------------------------------------------------------------------------------------------------------------------------------------
6. FROM:                                                                                7. PAID BY:
     Supervisor of Shipbuilding Conversion and Repair, USN                                 CHECK NO.  13787849
     Groton, Connecticut 06340
                                                                                           USNRFC
                                                                                           NORVA 60951
                                                                                           Jan. 28, 1980
                                                                                           SYMBOL 5245
------------------------------------------------------------------------------------------------------------------------------------
8. TO:
         ABC Corporation
         100 Main Street
         Anywhere, USA
------------------------------------------------------------------------------------------------------------------------------------
9.                                                    ARTICLES, SERVICES OR ITEMS
------------------------------------------------------------------------------------------------------------------------------------
A.                     B.                   C.                                     D.                E. UNIT PRICE      F.
  INVOICE OR             DATE OF DELIVERY/             DESCRIPTION                    QUANTITY     ----------------        AMOUNT
  ORDER NO.                   SERVICE        !REMITTER, EXPLANATION, DETAILS, ETC!                  COST      PER
------------------------------------------------------------------------------------------------------------------------------------
  JO 695                                                                                                                 $1,767.00
Inv. 92602


------------------------------------------------------------------------------------------------------------------------------------
G. DISCOUNT TERMS                                                                                         H. TOTAL       $1,767.00
------------------------------------------------------------------------------------------------------------------------------------
10. TYPE OF PAYMENT OR BILL:      COMPLETE [_]       PARTIAL [X]        FINAL [_]         PROGRESS [_]        ADVANCE [_]
------------------------------------------------------------------------------------------------------------------------------------
11.                            ACCOUNTING CLASSIFICATION TO BE CREDITED (COLLECTION)
------------------------------------------------------------------------------------------------------------------------------------
A.         B.                 C.         D.         E.       F.     G.         H.     I.       J.             K.
 ACRN       APPROPRIATION      SUB-HEAD    OBJ.      BUREAU    SA      AAA       TT     PAA      COST CODE           AMOUNT
                                          CLASS      CONTROL                                                    (U.S. CURRENCY ONLY)
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
12.                                                          DEDUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
A.          B.                      C.               D.              E.                  F.                  G.
  ACRN         TRANSPORTATION          DISCOUNT          TAX             RESERVE            MISCELLANEOUS        TOTAL ???? ACRN
                                                                                                               (U.S. CURRENCY ONLY)
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
H.    CURRENCY:                   EXCHANGE RATE                          = $1.00            I. TOTAL DEDUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
13.                                  ACCOUNTING CLASSIFICATION TO BE CHARGED (DISBURSEMENT)
------------------------------------------------------------------------------------------------------------------------------------
A.     B.              C.        D.        E.           F.      G.          H.     I.          J.              K.
 ACRN   APPROPRIATION   SUB-HEAD    OBJ.      BUREAU      SA        AAA        TT     PAA         COST CODE           AMOUNT
                                   CLASS      CONTROL                                                          (U.S. CURRENCY ONLY)
------------------------------------------------------------------------------------------------------------------------------------
  BE      1781810         81HR      025       01048       0       000129      2D    000000      0081980695DA         $1,767.00

------------------------------------------------------------------------------------------------------------------------------------
L.                           TOTAL NET AMOUNT TO BE PAID (BLOCK 9-H MINUS BLOCK 12-I)                                $1,767.00
------------------------------------------------------------------------------------------------------------------------------------
14. INSPECTION REPORT NOS:                                       15. GOV'T B/L NOS:
------------------------------------------------------------------------------------------------------------------------------------
16. APPROVED                                                 17. CERTIFIED
       BY     Jane Doe                                               BY       John Doenut
         --------------------------------------------                  --------------------------------------------------
10-4-79    TITLE    Fiscal Officer                           1-25-80    TITLE   Voucher Examiner
-------         -------------------------------------        -------          -------------------------------------------
(Date)                                                       (Date)
------------------------------------------------------------------------------------------------------------------------------------
18. PAYMENT RECEIVED:
             PAYEE -
             PER -
             TITLE -
------------------------------------------------------------------------------------------------------------------------------------

                                                                            B(8)

----------------------------------------------------------------------------------------------------
                                                                                           FIGURE 2
----------------------------------------------------------------------------------------------------
STANDARD FORM 1035           PUBLIC VOUCHER FOR PURCHASES AND                            VOUCHER NO
   SEPTEMBER 1973              SERVICES OTHER THAN PERSONAL                                (b)   10
 4 TREASURY FRM 2000                                                                     -----------
   1035-116                                                                              SCHEDULE NO
                                                                                           (c)
                                                                                         -----------
                                   CONTINUATION SHEET                                    SHEET NO
                                                                                           (d)
----------------------------------------------------------------------------------------------------
U.S. DEPARTMENT, BUREAU OR ESTABLISHMENT
     (a)
----------------------------------------------------------------------------------------------------

                                ARTICLES OF SERVICES
                           (ENTER DESCRIPTION, ITEM # OF
NUMBER        DATE OF       CONTRACTS, OR FEDERAL SUPPLY                      UNIT PRICE
AND DATE      DELIVERY      SCHEDULE, AND OTHER INFORMATION                   ----------
OF ORDER      OR SERVICE    DEEMED NECESSARY)                    QUANTITY     COST   PER     AMOUNT
----------------------------------------------------------------------------------------------------
(e)  ABC Corporation  (f)  Contract No. NOas 84-010c             (g)  Target/Estimated
     100 Main Street                                                  Costs                 $250,000
     Anywhere, USA                                               (g)  Target/Fixed Fee        15,000
                                                                                            --------
                                                                 (g)  Total                 $265,000
                                                                                            ========
                                                                 (g)  85% of Fixed Fee      $ 12,000

                      (h)  Analysis of Claimed Current and
                           -------------------------------
                           Cumulative Costs and Fee Earned                             (k)
                           -------------------------------       (j)  Amount for           Cumulative
                                                                    Current Period       From Inception
                                                                        Billed         To Date of Current
                                                                                             Billing
                                                                 ------------------    -------------------
(i)  Major Cost Elements:
     -------------------
       Direct Materials                                               $   700                $  25,900
       Subcontracts (Cost & Redeterminable)                             1,500                    8,100
       Interplant Charges                                                 200                    1,200
       Special Tooling                                                    200                    3,700
       Direct Transportation Costs                                        175                      500
       Direct Labor)                                                      650                   60,000
                    -----(Manufacturing, Engineering, etc.)
       Overhead    )                                                      925                   90,000
       General & Administrative Expenses                                  435                   18,800
                                                                      -------                ---------
(l)           Total Costs                                             $ 4,785                $ 207,500
(m)    Fixed Fee Earned (Formula)                                         287                   12,400
                                                                      -------                ---------
(n)           Total Amounts Claimed                                   $ 5,072                $ 219,900
                                                                      -------                ---------

     Contract Reserves and Adjustments:
     ---------------------------------
(o)  Contract Reserves Withheld)                                      $  (500)               $ (15,000)
                                -----(Identify)
(o)  Contract Reserves Cleared)                                           700                   11,000
(p)  DCAA Form 1 - - Resubmitted (Voucher No.)                            100                XXXXXXXXX
(p)  DCAA Form 1 - - Conceded by Contractor                                                     (1,600)
(p)  DCAA Form 1 - - Outstanding Suspensions                                                    (1,700)
(p)  DCAA Form 1 - - Disapprovals Subject to Appeal                                             (2,000)
                                                                      -------                ---------
(q)       Net - Reserves and Adjustments                              $   300                $  (9,300)
                                                                      -------                ---------
(r)  Adjusted Amounts Claimed:
     ------------------------
       Current and Cumulative Costs                                   $ 5,085                $ 198,220
       Fixed-Fee                                                          287                   12,450
                                                                      -------                ---------
             Total                                                (s) $ 5,372                $ 210,670
                                                                      =======                =========

                                                                        FIGURE 3
                                                                        --------

-------------------------------------------------------------------------------------------------
STANDARD FORM 1035           PUBLIC VOUCHER FOR PURCHASES AND              (c)     VOUCHER NO
  SEPTEMBER 1973              SERVICES OTHER THAN PERSONAL                         30 FINAL
4 TREASURY FRM 2000                                                               -----------
     1035-116                                                                     SCHEDULE NO
                                                                                  -----------
                                    CONTINUATION SHEET                            SHEET NO
                                                                                      (b)
-------------------------------------------------------------------------------------------------
U.S. DEPARTMENT, BUREAU OR ESTABLISHMENT
     (a)  Department of the Army - Picatinny Arsenal
-------------------------------------------------------------------------------------------------

                                ARTICLES OF SERVICES
                           (ENTER DESCRIPTION, ITEM # OF
NUMBER        DATE OF       CONTRACTS, OR FEDERAL SUPPLY                      UNIT PRICE
AND DATE      DELIVERY      SCHEDULE, AND OTHER INFORMATION                   ----------
OF ORDER      OR SERVICE    DEEMED NECESSARY)                    QUANTITY     COST   PER     AMOUNT
---------------------------------------------------------------------------------------------------
(d) XYZ Corporation           (e) Contract DAAA21-76-C-XXXX
    200 Main Street
    Anywhere, USA 20005
                (g)  Contractor's Cumulative Claim and              (f)  Established Cost   $400,000
                       Reconciliation Statment                                              --------
                                                                    (f)  Fixed Fee            36,000
                                                                                            --------
                                                                    (f)  Total              $436,000
                                                                                            ========

Final Rates                        FY 82              FY 83         FY 84                   Total
-----------                        -----              -----         -----                   -----
Fringe Benefit Rate                10.92%             12.15%        13.33%
Overhead Rate                     112.99              92.30         92.12
G&A Rate                            2.91              14.97         12.33
Major Cost Elements
-------------------
Salaries                     $115,572.17        $ 16,068.11     $3,033.44                $134,673.72
Fringe Benefits                12,632.04           1,952.28        404.36                  14,988.68
                             -----------        -----------     ---------                -----------
Total Direct Labor            128,204.21          18,020.39      3,437.80                 149,662.40

Overhead                      144,857.94          16,632.82      3,166.90                 164,657.66
Travel                          4,193.94             297.76                                 4,491.70
Consultants                     1,071.76                                                    1,071.76
Other Direct Costs                770.10               8.34          9.00                     787.44
                             -----------        -----------     ---------                -----------
Subtotal                      279,097.95          34,959.31      6,613.70                $320,670.96

Material                        2,242.16                                                    2,242.16
Subcontract                    62,351.00                                                   62,351.00
Subtotal                      343,691.11          34,959.31      6,613.70                 385,264.12
G&A                            10,001.41           5,233.41        815.47                  16,050.29
                             -----------        -----------     ---------                -----------
Total Cost Incurred          $353,692.52        $ 40,192.72     $7,429.17                $401,314.41
Amount in Excess of Contract Amount                                                        (1,314.41)
                                                                                         -----------
Total Costs Claimed                                                                       400,000.00
Fixed Fee                                                                                  36,000.00
                                                                                         -----------
Total                                                                                    $436,000.00
Less Previous Payments (h)                                                                433,871.23
                                                                                         -----------
Amount Due (i)                                                                           $  2,128.77
                                                                                         ===========

                                                                  ATTACHMENT "C"



                         AWARD FEE DETERMINATION PLAN


                                    (AFDP)

I.  INTRODUCTION

    A.  This plan covers the administration of the award fee provisions of
Contract No. N62474-88-D-5086, dated                  with
             ----------------        ----------------      --------------
PRC Environmental Management, Inc.
---------------------------------

    B.  The following matters, among others, are covered in the contract:

        1. The contractor is required to furnish Program Management and Technical Environmental Services in support of the Navy's Environmental Engineering Program at activities under the cognizance of Western Division, Naval Facilities Engineering Command.

        2.  The term of the contract is from 98 through              a base year
                                             --         ------------
with nine (9) one year options.

        3.  The estimated cost of performing the contract is * .

        4.  The award fee pool for Year 1 is * .
                                              ---------
    C. The amount of the award fee pool as measured by the aggregate of CTO estimated costs.

    D. When CTO's are not completed within an evaluation period, the Government shall develop a percentage of physical completion determination in order to establish the corresponding percentage of the negotiated estimated cost for each incomplete CTO against which the award fee rating shall be applied. For any CTO which is not 100% complete within an evaluation period, only 75% of the available award fee can be earned. Upon completion, the remaining award fee for the CTO is eligible. The percentage of completion will be a Government determination not subject to the disputes clause.

    E. The award fee earned and payable will be determined 3 times annually. The estimated time for completion of the Government's evaluation is 60 days following the conclusion of each award fee period.

    F. Award fee determinations are not subject to the Disputes clause of the contract.

    G. The FDO may unilaterally change the criteria and weights set forth in this plan, Part IV, providing the contractor receives notice of the changes at least thirty (30) calendar days prior to the beginning of the evaluation period to which the changes apply.

    H.  Objectives of the Award Fee:

        1. The objectives of the award fee provisions of the contract is to afford the contractor an opportunity to earn increased fee commensurate with the achievement of optimum performance in pursuit of contractual objectives and goals.

     B.   Performance Evaluation Categories:
          ---------------------------------

          The Contractor's performance will be evaluated on the basis of its ability to provide the necessary personnel, services, equipment, and material to support the program in various performance categories. The evaluation categories cover the two main organizational components of the contract - Program Management and Technical Performance of Work Assignments.

          1.  Program Management

              Program Management constitutes technical, management, administrative and clerical activities performed by the contractor in order to assure quality control of all work performed under the CLEAN contract. The evaluation categories for program management are listed in Attachment C-2.

          2.  Technical Performance

              An overall evaluation of the Contractor's technical performance on work assignments will be performed on a collective basis based on the individual evaluation provided by each EIC. The evaluation categories for technical performance are listed in Attachment C-3.


     C.   Rating Guidelines
          -----------------

          1. Rating Guidelines for each of the performance evaluation criteria are provided in Attachment C-4. The guidelines are provided to establish a uniform system of evaluating performance for each of the evaluation criteria.

          2. The average of the rating for each of the evaluation criteria will be used to determine the overall performance points. Attachment C-5, the Award Fee conversion chart, will be used to determine the percentage of available award fee earned.

IV.  CHANGES IN PLAN COVERAGE

     A.   Right to Make Unilateral Changes
          --------------------------------

          The Award Fee Plan may be changed unilaterally by the FDO 30 days prior to the beginning of an evaluation period by notice to the contractor in writing.

     3. Award Fee - The award fee is an award amount that may be earned by the Contractor in whole or in part, based upon an evaluation by WESTNAVFACENGCOM of the Contractor's performance. The Award Fee is to motivate the Contractor to provide excellence in performance of activities evaluated both collectively and individually, in areas of Program Management and Technical Services.

II.  EVALUATION REQUIREMENTS

     A.  The applicable evaluation requirements are attached as indicated below:


         Requirement                                    Attachment
         -----------                                    ----------
     Performance Areas and Evaluation
         Criteria                                          C-1

     Evaluation Criteria for Performance
         Area No. 1                                        C-2

     Evaluation Criteria for Performance
         Area No. 1                                        C-3

     Rating Guidelines for Performance
         Evaluation Criteria                               C-4

     Award Fee Conversion Chart                            C-5

     B.  Once each four (4) months (each six (6) months for the first year) the
                   --------              -------
PEB will submit a formal evaluation report to the FDO with a recommendation as to the numerical grade rating, which shall be a measure of the contractor's performance for that evaluation period.

     C. The contractor shall submit a concise written self-evaluation of his/her performance, limited to 10 pages with no appended material, within 15 calendar days after each evaluation period. This report will be submitted to the FDO.

III.  PERFORMANCE EVALUATION CATEGORIES, CRITERIA, AND RATING GUIDELINES

      A. In order to evaluate the contractor's performance, two evaluation categories and a set of evaluation criteria have been developed. This section highlights these components of the plan by defining each of the performance evaluation categories and describing rating guidelines for scoring each of the criteria.

                          ATTACHMENT C-1 TO AFOP FOR


Contract No._____________________________ With _________________________

                   PERFORMANCE AREAS AND EVALUATION CRITERIA

            The performance areas to be evaluated are identified below.
            The evaluation criteria for each area are attached, as indicated


Area                    Brief Area                              Area
 No.                  Identification                           Weight
----                  --------------                           ------
 1                    *                                          *


 2                    *                                          *



                                                                            C(6)
* CONFIDENTIAL

                          ATTACHMENT C-2 TO AFDP FOR

Contract No.                           With
            --------------------------     --------------------------

                EVALUATION CRITERIA FOR PERFORMANCE AREA NO. 1

                              PROGRAM MANAGEMENT
                              ------------------

                             Area Weight      *

Description of Area:
-------------------

PROGRAM MANAGEMENT: All Contract Management, Planning, Monitoring, and Control of the CTO's issued under this contract.

CRITERIA ELEMENTS
-----------------

1.  PROGRAM PLANNING

        - Development of plans
        - Development of cost estimates and schedules
        - Screening for organizational conflicts of interest
        - Elimination of duplicative efforts
        - Scheduling and budgeting multiple projects within cost and priority

2.  SCHEDULE AND COST CONTROL

        - Maintenance of planned budgets and schedules (e.g., prompt reporting of projected cost and schedule variances)
        - Adjustment of schedule and priority requirements (e.g., ability to expedite schedules)
        - Ability to minimize costs

3.  REPORTING

        - Timeliness and deliverables
        - Clarity and thoroughness of project documentation (e.g., identification of problem and recommended solution, discussion of alternatives

4.  RESOURCE UTILIZATION

        - Responsiveness
        - Suitability of staffing, recruiting and training of personnel
        - Ability to obtain subcontractors and outside consultant (e.g., lead time minimization, quality)
        - Attention to equipment maintenance and accounting, minimization of travel costs, etc.


* CONFIDENTIAL

                          ATTACHMENT C-3 TO AFDP FOR

Contract No.                       With
            ----------------------      -------------------------

                EVALUATION CRITERIA FOR PERFORMANCE AREA NO. 2.

                              TECHNICAL SERVICES
                              ------------------

                              Area Weight    *

Description of Area:
------------------

TECHNICAL SERVICES: Provide necessary Technical Personnel and Consultant Labor Hours to accomplish the work identified in each CTO.

CRITERIA ELEMENTS
-----------------

1.  PROJECT PLANNING

       - Development of plans (e.g., work plans, management plans, etc.)
       - Development of project cost estimates and schedules
       - Screening for organizational conflicts of interest
       - Elimination of duplicative efforts

2.  TECHNICAL COMPETENCE AND INNOVATION

       - Effectiveness and thoroughness of analyses
       - Meet plan goals and objectives
       - Development of alternatives and implementation of courses of action
       - Adherence to federal, state and other regulations, procedures, and guidelines (e.g., health and safety, chain-of custody/document control, CERCLA and RCRA regulations, subcontracting, etc.)
       - Provision of technical support
       - Creativity and ingenuity in approach (e.g., cost-effective or technically innovative control/remedy schemes)

3.  SCHEDULE AND COST CONTROL

       - Maintenance of planned budgets and schedules (e.g., prompt reporting of projected cost and schedule variances)
       - Adjustment of schedule and priority requirements (e.g., ability to expedite schedules)
       - Ability to minimize costs

4.  REPORTING

       - Timeliness of deliverables (e.g., progress reports, project reports, work plans)
       - Clarity and thoroughness of project documentation (e.g., identification of problem and recommended solution, discussion of alternatives)


                                                                            C(8)

* CONFIDENTIAL

5.   RESOURCE UTILIZATION

       - Capability of program managers
       - Suitability of staffing, recruiting and training of personnel
       - Ability to obtain subcontractors and outside consultants (e.g., lead-time minimization, quality)
       - Attention to equipment maintenance and accounting, minimization of travel costs, etc.


6.   EFFORT

       - Responsiveness
       - Preparedness and mobilization of resources for contract and assignments
       - Regularity and effectiveness of day-to-day support/communication with WESTNAVFACENGCOM personnel and other organizations and individuals involved with site
       - Performed in special situation (e.g., adverse/dangerous conditions or expedited time frames)
       - Timely and effective coordination with activity personnel during field work


                                                                            C(9)

                                                      ATTACHMENT C-4 (CONT'D)
                                       RATING GUIDELINES FOR PERFORMANCE EVALUATION CRITERIA
-----------------------------------------------------------------------------------------------------------------------------------
                                                         PERFORMANCE EVALUATION CRITERIA
-----------------------------------------------------------------------------------------------------------------------------------

RATING
                                                                       RESOURCE
                               REPORTING                              UTILIZATION                             EFFORT
-----------------------------------------------------------------------------------------------------------------------------------
                 Reports provide such insight into         All of the contractor resources       Contingency plans always developed
96 - 100         key problems and potential solutions      are applied to minimize costs
                 as to service ?? master plan for          and time, while enhancing overall     Response actions taken in extreme
                 corrective action                         work quality                          weather conditions ?? high risk
OUTSTANDING                                                                                      areas
                 No re-write of reports required
                 by WESTNAVFACENGCOM personnel                                                   Personal effort well beyond
                                                                                                 contract requirements
-----------------------------------------------------------------------------------------------------------------------------------
                 All reports are of consistent             One or a few of the contractor        Appropriate resource allocation
                 high quality both in content and          resources are utilized effici-        to counter operational impediments
86 - 95          presentation                              ently, resulting in cost or time
 EXCEEDED                                                  savings and providing specified       Responsive to minor changes in
EXPECTATIONS     No re-write of reports required           quality of work                       scope of work and priority
                 by WESTNAVFACENGCOM personnel                                                   adjustments
-----------------------------------------------------------------------------------------------------------------------------------
                 All required reports were delivered       Staffing, subcontracting, equipment,  Resource monitored in sufficient
76 - 85          on time and with contents as              and other resources (e.g., travel     time to meet established budget/
SATISFACTORY     specified                                 adequately utilized to meet project   schedule
                                                           and contract requirements)
                                                                                                 Regular communication and
                                                                                                 Instruction with Navy personnel
-----------------------------------------------------------------------------------------------------------------------------------
                 Required reports were delivered           One or a few of contractor resources  Effort was below average of expe-
61 - 75          within 15 days after due date but         are not used efficiently, resulting   rience with similar type con-
                 without adequate justification or         in cost overruns and time delays      tractors over the last two years
                 warning                                                                         under similar circumstances
MARGINAL
                 Contents of reporting not as
                 specified
-----------------------------------------------------------------------------------------------------------------------------------
                 Required reports delivered more           Consistent poor utilization of        Ad hoc requests and operational
 0 - 60          than one week late without ade-           resources which hinders the           impediments unaddressed, and ade-
                 quate justification or warning            implementation of the program         quate warning or justification
UNSATISFACTORY                                                                                   was not provided or was unaccept-
                 Contents or reports inadequate to                                               able
                 permit interpretation of problems
                 or action
------------------------------------------------------------------------------------------------------------------------------------

                            ATTACHMENT C-4 TO AFDP
             RATING GUIDELINES FOR PERFORMANCE EVALUATION CRITERIA

-----------------------------------------------------------------------------------------------------------------------------
RATING                                              PERFORMANCE EVALUATION CRITERIA

                                                          TECHNICAL COMPETENCE                     SCHEDULE AND
                         PLANNING                              AND INNOVATION                      COST CONTROL
-----------------------------------------------------------------------------------------------------------------------------
                 Ensures that cost/time is mini-       Innovative technical solution      Original schedule in spite of
96 - 100         mized to meet technical direction     applied                            major operational impediments
                 specification
                                                       Results may establish state of     Services completed ahead of schedule
OUTSTANDING      "Fast tracking" or streamlined        the art approach to address        at a reduced cost to the Government
                 approaches implemented as             problems                           than originally estimated
                 necessary
                                                       Met original established reme-
                                                       dial action goals and objectives
-----------------------------------------------------------------------------------------------------------------------------
                 Provides for a significant cost/      Quality was above average of ex-   Original schedule met in spite of
86 - 95          time savings and contains ade-        perience with similar type con-    minor operational impediments
EXCEEDED         quate approaches to address re-       tractors over past two years
EXPECTATIONS     quirements contain in WA                                                 Services completed on schedule at a
                                                                                          reduced cost to the Government
-----------------------------------------------------------------------------------------------------------------------------
                 Adequate to meet requirements         Quality was average of experience  Original schedule met
76 - 85          specified in Statement(s) of work,    with similar type contractors
SATISFACTORY     and goals and objectives of the       over past two years                Cost was reasonable considering
                 program and/or contract require-                                         scope of effort
                 ments
-----------------------------------------------------------------------------------------------------------------------------
                 Work assignment or contract           Quality was below average of       Original schedule slipped without
61 - 75          specifications not completely         experience with similar type       adequate warning or justification
MARGINAL         addressed                             contractors over past two years
                                                                                          Available cost savings not taken
                 Cost and/or time disproportionate                                        advantage of
                 to required level of effort
-----------------------------------------------------------------------------------------------------------------------------
                 Incorrect identification of re-       Lack of technical competence in    Activities completed so late as to
 0 - 60         quirements needed to meet SOW         any of major technical or          have resulted in loss of utility
UNSATISFACTORY                                         management areas addressed         or negatively impacted program
                 Inadequate schedule to provide
                 quality product or service
-----------------------------------------------------------------------------------------------------------------------------

                                ATTACHMENT C-5

                    AWARD FEE CONVERSION CHART ILLUSTRATION



Performance      Percentage of Available    Performance    Percentage of
 Points                 Award Fee             Points         Award Fee

   *                     *                       *              *

   *                     *                       *              *

   *                     *                       *              *

   *                     *                       *              *

   *                     *                       *              *

   *                     *                       *              *

   *                     *                       *              *

   *                     *                       *              *

   *                     *                       *              *

   *                     *                       *              *

   *                     *                       *              *

   *                     *                       *              *

   *                     *                       *              *

   *                     *                       *              *

   *                     *                       *              *

   *                     *                       *              *

   *                     *                       *              *

   *                     *                       *              *

   *                     *                       *              *

   *                     *                       *              *

                                                 *              *


* CONFIDENTIAL

                                 ATTACHMENT D

                        CERTIFICATE OF CURRENT COST OR
                        ------------------------------
                                 PRICING DATA



This is to certify that, to the best of my knowledge and belief, the cost or pricing data (as defined in Section 15.801 of the Federal Acquisition Regulation
(FAR) and required under FAR Subsection 15.804-2) submitted, either actually or by specific identification in writing, to the Contracting Officer or to the Contracting Officer's Representative in support of Sol. N62474-38-R-5086*
                                                    ----------------------
are accurate, complete, and current as of 4May 1989 **.   This certification
                                          ------------
includes the cost or pricing data supporting any advance agreements and forward pricing rate agreements between the offeror and the Government that are part of the proposal.

FIRM    PRC Environmental Management, Inc.
        ----------------------------------

NAME    Michael C. Richards
        ----------------------------------

TITLE   Vice President
        ----------------------------------

DATE OF EXECUTION ***   4May 1989  /s/
                        ---------------------------------


* Identify the proposal, quotation, request for price adjustment, or other submission involved, giving the appropriate identifying number (e.g., RFP No.).

** Insert the day, month, and year when price negotiations were concluded and price agreement was reached.

*** Insert the day, month, and year of signing, which should be as close as practicable to the date when the price negotiations were concluded and the contract price was agreed to.

[LETTERHEAD OF PLANNING RESEARCH CORPORATION]

May 8, 1989


Ms. Gail McKay
Environmental Contracts Division (024 GM)
Department of the Navy
Western Division, Naval Facilities Engineering Command
900 Commodore Way
San Bruno, California 94066-0720

RE:  Clarification and Addendum to Contract
     No. N62474-88-C-5086 Small and Small
     Disadvantaged Business Subcontracting Plan

Dear Ms. McKay:

In order to clarify several points in our Small and Small Disadvantaged Business Subcontracting Plan for the Navy CLEAN contract, please accept the following addendum to the indicated sections.

     Section I.C.1 - Add the following as the last sentence of this section. "Overhead supplies and service items will not be included in the subcontracting goals as stated above."

     Section I.D.3 - Add the following as the last sentence of this section. "All such subcontracts will require the adoption of similar goals as contained within this plan for the Navy CLEAN Contract."

     Section II, item 11 - Add before SF295: "SF294 and ..."

I hope these changes clarify our intent. Please let me know if you require any additional information.


Sincerely,


Michael C. Richards
Vice President

MCR:geo
Enclosures
cc: Bob Van Osten
    Glen Barwegen

                         POLICY, PLAN, AND PROCEDURES
                         FOR SMALL BUSINESS AND SMALL
                     DISADVANTAGED BUSINESS SUBCONTRACTING



                                 February 1989



                      PRC ENVIRONMENTAL MANAGEMENT, INC.
                             303 East Wacker Drive
                            Chicago, Illinois 60601
                                (312) 856-8700

                                                                      W800256-EI
                                                                         Zone II


                               TABLE OF CONTENTS

Section                              Title                                  Page No.
-------                              -----                                  --------
      I.               Policy and Plan for Small Business and Small            I
                       Disadvantaged Business Subcontracting

            A.         Policy Statement                                        I-1

            B.         Organizational Commitment                               I-1

            C.         Goals                                                   I-1

            D.         Program Administration                                  I-2

            E.         Reporting                                               I-4

     II.               Procedures for Small Business and Small
                       Disadvantaged Business Subcontracting


                      PRC ENVIRONMENTAL MANAGEMENT, INC.


                                   SECTION I

                                POLICY AND PLAN
                            FOR SMALL BUSINESS AND
                         SMALL DISADVANTAGED BUSINESS
                                SUBCONTRACTING


Prepared by:                                 Approved by:



/s/ Glen W. Barwegen                         /s/ Robert J. Van Osten
-----------------------                      -----------------------------
Glen W. Barwegen                             Robert J. Van Osten
Contracts Manager                            Vice President

                                                                             I-1
I.A       POLICY STATEMENT
          ----------------

        This document reflects the formalization of PRC Environmental Management, Inc.'s (PRC EMI) commitment to afford the maximum consideration and opportunity for small business and small disadvantaged business concerns to participate in all PRC EMI contract work which must be supplied from outside sources.

I.B       ORGANIZATION COMMITMENT
          -----------------------

        Each manager of PRC EMI listed hereunder affirms their commitment, and that of the organization, to assist in achieving the goals and objectives presented in this Subcontracting Plan. This evidences the strong commitment of the entire PRC EMI organization to an orderly and progressive program to implement the spirit and the letter of the Small Business Act of 1958, as amended by Public law 95-507, and this Plan consistent with the company's subcontracting policies.

                                       PRC ENVIRONMENTAL MANAGEMENT, INC.


                                       /s/ Thomas D. Brisbin
                                       -------------------------------
                                           Thomas D. Brisbin
                                           President


                                       /s/ Robert J. Van Osten
                                       -------------------------------
                                           Robert J. Van Osten
                                           Vice President


I.C       GOALS
          -----

     1. PRC Environmental Management, Inc., herein establishes the following goals for the Navy CLEAN Contract No. N62474-88-R-5086.

                 .     * to Small Business

                 .     * to Small Disadvantaged Business

          These percentages relate to the total amount subcontracted under this contract. The structure of the contract is by task order. Therefore, it is not possible to provide the equivalent dollar amount for these percentage goals. However, dollar amounts will be included in the reports submitted to the contracting agencies.

     2. Subcontractor services shall be solicited from the current PRC EMI Subcontractor Source list and any other sources which may be reviewed. Since the Navy CLEAN contract is a task order contract, specific supplies and services to be subcontracted to small and small disadvantaged businesses cannot be identified. However, it is intended to subcontract the following areas of services and supplies from small and small disadvantaged firms:

                 .     Laboratory supplies
                 .     Field equipment
                 .     Well installation services
                 .     Computer hardware

    .     Clerical services
    .     Hauling services
    .     Technological services
    .     Office supplies

I.D.      PROGRAM ADMINISTRATION
          ----------------------

1. The following individual is designated as the Small and Disadvantaged Business Administrator.

                  Name:        Glen W. Barwegen

                  Address:     PRC Environmental Management, Inc.
                               303 East Wacker Drive, Suite 500
                               Chicago, Illinois 60601

The duties of the Small and Disadvantaged Business Administrator are:

    . Participate in the preparation and advertisement of subcontract solicitations.

    . Participate in the preparation and negotiation of subcontract instruments.

    .   Monitor small and disadvantaged business subcontract opportunities.

    . Monitor PRC EMI's activities and accumulate the necessary data to assure all matters relative to subcontracting activities are performed in accordance with applicable regulations and PRC EMI subcontracting policies and procedures, and report pertinent information to appropriate government entities.


2. PRC EMI will undertake the following efforts to assure that small and disadvantaged business concerns have an equitable opportunity to participate in subcontracts:

    . Disseminate PRC EMI subcontracting policies and procedures through distribution of SB/SDB Subcontracting Plan, policy statements at the Corporate, Company, and Division level, and all applicable documents such as internal and external memos and, bulletins.

    . Furnish advice and assistance to division and project management personnel on methods to aid in developing and achieving small and disadvantaged business concern subcontracting goals.

    . Consult with division and project management personnel regarding "make-or-buy" decisions to determine whether they could be converted into opportunities for small and/or disadvantaged business concern participation.

    . Advise qualifying firms on how to improve their solicitation practices and assist them in developing company policies and

                                                                             1-3

                      procedures that may enhance their opportunities in future procurement activities.

                 . Contact the following organizations, when appropriate, for assistance and advise when establishing source lists for particular services:

                      -   The National Minority Purchasing Council

                      -   The Office of Minority Business Administration

                      - The Small Business Administration Procurement Automated Source System (PASS)

                      -   The National Minority Business Directory

          3.     PRC EMI herein assures that the clause entitled Utilization of
                                                                 --------------
                 Small Business and Small Disadvantaged Business Concerns (FAR
                 --------------------------------------------------------
                 52.219-8) will be included in all subcontracts which offer further subcontracting possibilities in the United States, and will require all subcontractors (except small business concerns) who receive subcontracts in excess of $500,000, or, in the case of a contract for the construction of any public facility, $1,000,000 to adopt a plan in consonance with this clause.

I.E.      REPORTING
          ---------

          PRC EMI will maintain those records listed below to demonstrate procedures which have been adopted to comply with the requirements and goals set forth in this plan:

          . Source lists, guides, and various data which identify small and disadvantaged business concerns

          . Organizations contracted for advice and assistance in developing source lists

          . Records on a contract-by-contract basis for all subcontract solicitations over $100,000 indicating:

              -   Whether small businesses were solicited and if not, why

              - Whether small disadvantaged businesses were solicited and if not, why

              - Reasons why responding small and disadvantaged businesses failed to receive the subcontract award

          .   Records to support such efforts as:

              -   Contacts with small and disadvantaged trade associations

              -   Contacts with business development organizations

              - Attendance at a small and disadvantaged business procurement conferences and trade fairs

          . Records to support internal activities, such as those listed below, which guide and encourage buyers

               -   Workshops, seminars, and training programs

               -   Monitoring activities to evaluate subcontractor compliance

          . Records to support award data submitted to the Government on a contract-by-contract basis including name, address, and size status of subcontractor.

PRC EMI herein assures that it will submit periodic reports and cooperate in any studies or surveys as may be required by the contracting agency and/or the Small Business Administration to determine the extent to which PRC EMI is in compliance with this Subcontracting Plan.

                      PRC ENVIRONMENTAL MANAGEMENT, INC.

                                  SECTION II

                       PROCEDURES FOR SMALL BUSINESS AND
                  SMALL DISADVANTAGED BUSINESS SUBCONTRACTING

The Small and Disadvantaged Business Administrator will perform the following:

1. Periodically review PRC EMI purchasing policies and procedures and amend them, as required, to reflect current SB/SDB program requirements and Company policy.

2. Establish annual PRC EMI goals for subcontracting to SB/SDB concerns and disseminate goals to all appropriate personnel.

3. Arrange Company participation in area trade fairs, procurement conferences, symposiums, and other business opportunity functions sponsored by local associations and councils and maintain record(s) of same.

4. Maintain source lists of SB/SDB concerns identified and qualified from both Government sources (SBA Procurement Automated Source System, Minority Purchasing Council Directories) and internally developed sources.

5. Supervise and assist subcontracting, procurement, and technical employees in counseling and assisting SB/SDB concerns referred by the customer or identified by Company outreach efforts.

6. Review subcontracting and procurement planning actions (make or buy) of $100,000 or more to assure maximum solicitation from SB/SDB concerns.

7. Amend individual contract subcontracting plans as required to reflect appropriate changes.

8. Evaluate quarterly progress in attaining division and individual contract SB/SDB subcontracting goals.

9. Evaluate overall compliance with customer and division SB/SDB program requirements on a quarterly basis.

10.  Prepare and distribute quarterly audit reports.

11. Prepare and distribute customer required forms (SF 295) pertaining to SB/SDB subcontracting as specified by the Customer on a quarterly basis.

12. Review each subcontract valued at $500,000 or more planned for award to a large business supplier to ensure incorporation of the proper flow down clauses with regard to SB/SDB subcontracting.

13. Review and approve subcontracting plans and evaluate subcontractor compliance with subcontract plans as required.

14. Represent the Company in all required customer studies, surveys, and conferences pertaining to SB/SDB subcontracting plans and programs.

15. Coordinate PRC EMI employee training and motivation programs regarding use of SB/SDB concerns and maintain records of same.

To provide SB/SDB concerns with maximum opportunity to compete for subcontracts, Contract/Subcontract Administrators and Procurement personnel will:

1    Review the following source lists to identify potential SB/SDB concerns.

     .    PRC EMI Vendor Supplier List

     .    National Minority Purchasing Council

     .    The Small Business Administration Procurement Automated Source System
          (PASS)

     .    Local Minority (and WOB) Directories

2. For each competitive subcontract/purchase order, attempt to identify and solicit at least one SB or SDB concern for each item or service previously procured from a large business (single source).

3. Solicit at least one SDB and three SB sources for each procurement valued at $10,000 or more and where adequate competition is known to exist.

4. Assure that each solicitation package (format/terms/wording, response time, SOW/specifications/drawings, quantities, delivery schedules, terms of payment) is sufficiently simple and attainable to attract maximum SB/SDB response.

5. All things being equal, make awards in the following order of priority -(1) SDB, (2) SB, (3) Other.

6. Provide appropriate assistance (technical, financial, management) to SB/SDB suppliers as required and practicable.

7. Submit outstanding or unsatisfactory supplier performance data to the Small and Disadvantaged Business Administrator for inclusion in PRC EMI's Source list file.

8. Complete and distribute for each procurement the following records, as required and appropriate.

     a. Purchase order request and memo to include narrative explanation of all efforts to identify and solicit SB/SDB concerns for all procurements awarded to a large business (single source).

     b. Report of a SB/SDB award, either by memo or copy of letter to customer advising award.

     c. Report organizations contacted for additional SB/SDB sources by such means as memo to file or copy of telephone contact.

     d. Report contacts with, or attendance at, SB/SDB trade associations, business development organizations, and conference by way of memo to the Small and Disadvantaged Business Administrator.